SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

NEW YORK COMMUNITY BANCORP, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

May 12, 2006

Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of New York Community Bancorp, Inc., the holding company for New York Community Bank and New York Commercial Bank. The Annual Meeting will be held on June 7, 2006 at 10:00 a.m., Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, Flushing, New York.

     The attached Notice and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of New York Community Bancorp, as well as representatives of KPMG LLP, the Company’s independent registered public accounting firm, will be present to respond to any questions you may have.

     To be admitted to the Annual Meeting of Shareholders, a shareholder must present both an admission ticket and photo identification. The process for shareholders to obtain an admission ticket from New York Community Bancorp’s transfer agent, Mellon Investor Services LLC, is described in the proxy statement on page 39.

     To submit your vote, please sign, date, and return the enclosed proxy card promptly, or vote on-line or by telephone as instructed on the proxy card. As the holders of a majority of the common stock entitled to vote must be represented, either in person or by proxy, to constitute a quorum at the meeting, we would appreciate your timely response.

     On behalf of the Board of Directors, officers and employees of New York Community Bancorp, we thank you for your continued interest and support.

Sincerely,

Michael F. Manzulli Chairman of the Board	Joseph R. Ficalora President and Chief Executive Officer

NEW YORK COMMUNITY BANCORP, INC.
615 Merrick Avenue
Westbury, New York 11590

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 7, 2006
_____________________

     The Annual Meeting of Shareholders (the “Annual Meeting”) of New York Community Bancorp, Inc. will be held on June 7, 2006 at 10:00 a.m., Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, Flushing, New York.

     The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.	The election of five directors to three-year terms of office each;

2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006;

3.	Approval of the New York Community Bancorp, Inc. Management Incentive Compensation Plan;

4.	Approval of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan;

5.	A shareholder proposal, if properly presented at the Annual Meeting, which proposal is opposed by the Board of Directors; and

6.	Such other matters as may properly come before the meeting or any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established April 17, 2006, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournments thereof. In the event that there are not sufficient shares present to constitute a quorum, or votes to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

By Order of the Board of Directors, R. Patrick Quinn Executive Vice President, Chief Corporate Governance Officer, and Corporate Secretary

Westbury, New York
May 12, 2006

NEW YORK COMMUNITY BANCORP, INC.

_____________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 7, 2006
_____________________

Solicitation and Voting of Proxies

     This proxy statement is being furnished to shareholders of New York Community Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors (the “Board of Directors” or “Board”) of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held on June 7, 2006, and at any adjournments thereof. This proxy statement is being mailed to shareholders on or about May 12, 2006. The 2005 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2005, was previously mailed to shareholders on or about April 28, 2006.

     It is important that holders of at least a majority of the shares be represented in person or by proxy at the Annual Meeting. Regardless of the number of shares of Company common stock (the “Common Stock”) owned, shareholders are requested to vote by completing, signing, and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed and dated proxy cards will be voted FOR the election of the nominees for director named in this proxy statement, FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company, FOR the approval of the New York Community Bancorp, Inc. Management Incentive Compensation Plan, FOR the approval of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan, and AGAINST the shareholder proposal.

     Alternatively, shareholders of record may vote their shares of Common Stock over the Internet, or by calling a specially designated telephone number. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, and to allow shareholders to provide their voting instructions and confirm that said instructions have been properly recorded. Specific instructions for shareholders of record who wish to vote their proxies over the Internet or by telephone are set forth on the enclosed proxy card.

     Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for eligible shareholders of record will close at 11:59 p.m., Eastern Time, on June 6, 2006.

     Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. However, execution of a proxy or voting online or by telephone confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including whether or not to adjourn the meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, by voting online or by telephone on a later date, or by attending the Annual Meeting and voting in person.

     The cost of the solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Mellon Investor Services LLC, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $8,500 plus out-of-pocket expenses. Proxies also may be solicited, personally or by telephone, by directors, officers, and other employees of the Company and its subsidiaries, New York Community Bank and New York Commercial (the “Banks”), without receipt of additional compensation. The Company also will request that persons, firms, and corporations holding shares in their names, or in the names of their nominees that are beneficially owned by others, send proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such holders for their reasonable expenses in doing so. If your Company shares are held in street name, your broker, bank, or other nominee will provide you with instructions that must be followed in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the Internet or by telephone. Please see the instruction form that was provided by your broker or bank with this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form, you will need to contact your broker or bank. If you wish to vote your shares of Common Stock in person at the Annual Meeting, you will need to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

Voting Securities

     The securities that may be voted at the Annual Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on April 17, 2006 has been fixed by the Board of Directors as the record date (the “Record Date”) for the determination of shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 270,409,954.

     As provided in the Company’s Certificate of Incorporation, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by, persons acting in concert with such person or entity. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of record of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company’s Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient shares present for a quorum, or votes to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board of Directors or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware Law and the Company’s Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the matters being proposed for shareholder action set forth in Proposals 2, 3, 4, and 5 regarding the ratification of the selection of the independent registered public accounting firm and consideration of the proposed New York Community Bancorp, Inc. Management Incentive Compensation Plan, the proposed New York Community Bancorp, Inc. 2006 Stock Incentive Plan, and a certain shareholder proposal, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote “FOR” the proposals, (ii) vote “AGAINST” the proposals, or (iii) “ABSTAIN” from voting on the proposals.

     The affirmative vote of a majority of the votes cast is required for shareholder ratification of Proposal 2. In determining whether a majority of the votes were cast for ratification, shares as to which the “ABSTAIN” box has been selected on the proxy card and shares underlying broker non-votes or in excess of the Limit will not count as votes cast and will have no effect on the vote.

     Under the rules of the New York Stock Exchange, the approval of Proposals 3 and 4 requires the affirmative vote of a majority of the votes cast, provided that the total votes cast represent over 50% in interest of all shares of Common Stock entitled to vote on the proposals. In determining whether a majority of the votes were cast for approval, shares as to which the “ABSTAIN” box has been selected on the proxy card and shares underlying broker non-votes or in excess of the Limit will not be counted as votes cast and will have no effect on the vote. In determining whether the number of votes cast represents over 50% in interest of all shares of Common Stock entitled to vote, shares as to which the “ABSTAIN” box has been selected on the proxy card will count as votes cast and shares underlying broker non-votes or in excess of the Limit will not count as votes cast.

     The affirmative vote of a majority of the votes cast is required for shareholder approval of Proposal 5. In determining whether a majority of the votes were cast for approval, shares as to which the “ABSTAIN” box has been selected on the proxy card and shares underlying broker non-votes or in excess of the Limit will not count as votes cast and will have no effect on the vote.

     Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors. The inspectors of election will not be employed by, or be directors of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

     The following table sets forth information as to those persons known by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on April 17, 2006 as disclosed in certain reports regarding such ownership filed by such persons and groups with the United States Securities and Exchange Commission (the “SEC”) in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that beneficially owned more than 5% of the Common Stock as of April 17, 2006.

	Amount and
	Nature of Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	of Class
New York Community
Bank Employee Stock
Ownership Plan and Trust,
615 Merrick Avenue,
Westbury, NY 11590	15,836,333 (1)	5.86%

____________________

(1)	Donald M. Blake and Max L. Kupferberg, members of the Company’s Board of Directors, administer the New York Community Bank Employee Stock Ownership Plan (the “NYCB ESOP”) as a committee. An independent corporate trustee has been appointed as the trustee for the ESOP (the “ESOP Trustee”). The NYCB ESOP Trustee must vote all allocated shares held in the NYCB ESOP in accordance with the instructions of the participants. Under the NYCB ESOP, unallocated shares will be voted by the NYCB ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). At April 17, 2006, 13,653,935 shares were allocated under the NYCB ESOP and 2,182,398 shares were unallocated.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

     All persons standing for election as director were unanimously nominated by the Nominating and Corporate Governance Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

     The nominees proposed for election at this year’s Annual Meeting are Maureen E. Clancy, Robert S. Farrell, Joseph R. Ficalora, Michael F. Manzulli, and James J. O’Donovan.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Nominating and Corporate Governance Committee of the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed, dated, and returned, will be voted “FOR” the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE
NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors, and Executive Officers

     The Board of Directors currently consists of fifteen (15) members. All directors presently serve as directors of the Company, New York Community Bank (the “Community Bank”), and New York Commercial Bank (the “Commercial Bank”). Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

     The following table sets forth, as of April 17, 2006, the names of the nominees and of the continuing directors and executive officers, their ages, and a brief description of their business experience over the past five years, including present occupations and employment, directorships held by each, and, as applicable, the year in which each became a director and the year in which their terms (or in the case of the nominees, their proposed terms) as directors of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of April 17, 2006.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

Nominees for Director
(terms to expire in 2009):

Maureen E. Clancy	74	2003	2009	141,428	(3,4)	0.05%
A licensed insurance broker
since 1959. Secretary-Treasurer
of Clancy & Clancy Brokerage
Ltd., an insurance agency;
Director of Roslyn Bancorp,
Inc. and The Roslyn Savings
Bank from February 1999 to
October 31, 2003; Director of
T R Financial Corp. and
Roosevelt Savings Bank from
1993 to February 1999.

Robert S. Farrell	80	2001	2009	444,569	(3,4)	0.16%
President, H. S. Farrell, Inc., a
building supply company; Director
of Richmond County Financial
Corp. from February 18, 1998 to
July 31, 2001 and of Richmond
County Savings Bank from
September 13, 1973 to July 31,
2001.

Joseph R. Ficalora	59	1989	2009	5,505,421	(3,4,5)	2.02%
President, Chief Executive Officer,
and Director of the Company since
July 23, 1993 and of the
Commercial Bank since December
30, 2005; President of the
Community Bank since January 1,
2004 and from January 1, 1994 to
July 31, 2001; Chairman of the
Company from July 20, 1993 to
July 31, 2001 and of the
Community Bank from May 20,
1997 to July 31, 2001.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

Michael F. Manzulli	65	2001	2009	1,853,407	(3,4,5)	0.68%
Chairman of the Board of the
Company and the Community
Bank since August 1, 2001 and of
the Commercial Bank since
December 30, 2005; Chairman and
Chief Executive Officer of
Richmond County Financial Corp.
from February 18, 1998 to July 31,
2001 and of Richmond County
Savings Bank from October 1,
1997 to July 31, 2001; President of
Richmond County Savings Bank
from June 18, 1992 to September
30, 1997.

James J. O’Donovan	63	2003	2009	2,495,012	(3,4,5)	0.92%
Senior Lending Consultant to the
Company and the Community
Bank since February 1, 2005;
Senior Executive Vice President
and Chief Lending Officer of the
Company and the Community
Bank from October 31, 2003 to
January 31, 2005; Executive Vice
President and Chief Lending
Officer of the Company and the
Community Bank from January 1,
2001 to October 31, 2003; Senior
Vice President of the Company
from 1993 to January 1, 2001.

Directors whose terms expire in 2007:

Donald M. Blake	81	1968	2007	422,266	(3)	0.16%
President and Chief Executive
Officer of Joseph J. Blake &
Assoc., Inc., a national real estate
appraisal company.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

Thomas A. Doherty	68	2003	2007	74,140	(3,4)	0.03%
Director of Roslyn Bancorp, Inc.
and The Roslyn Savings Bank
from 1999 to October 31, 2003;
formerly served as the Chairman,
President, and Chief Executive
Officer of Fleet Bank (Downstate);
also was the Chief Administrative
Officer of First Quality
Enterprises, Inc. and its affiliates,
a privately-owned manufacturer of
non-woven materials and hygiene-
related products, where he is now a
consultant.

Michael J. Levine	61	2004	2007	340,693	(4)	0.13%
President, Norse Realty Group,
Inc. and affiliates, and a certified
public accountant with the firm
Levine & Schmutter; Director of
the Company and the Community
Bank from November 30, 2000
through July 31, 2001; member of
the Queens County Savings Bank
Divisional Board of the
Community Bank from July 31,
2001 to December 31, 2003.

The Honorable Guy V. Molinari	77	2004	2007	17,777	(4)	*
Member of the Community Bank’s
Richmond County Savings Bank
Divisional Board from January 1,
2002 to December 31, 2003;
Richmond County Borough
President from 1989 through 2001;
United States Congressman from
1981 to 1989; New York State
Assemblyman from 1975 through
1980; Chairman of the Federal
Home Loan Bank of New York
from 1990 to 1994.

John A. Pileski	66	2003	2007	206,289	(4)	0.08%
Retired Partner, Financial Services
Practice, KPMG LLP.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

John M. Tsimbinos	68	2003	2007	2,689,785	(3,4)	0.99%
Chairman of the Board of Roslyn
Bancorp, Inc. from February 1999
to October 31, 2003; Vice
Chairman of the Board of The
Roslyn Savings Bank from
February 1999 to July 2002;
Chairman and Chief Executive
Officer of Roosevelt Savings Bank
from 1992 to February 1999,
Chairman of the Board and Chief
Executive Officer of T R Financial
Corp. from 1993 to February 1999.

Directors whose terms expire in 2008:

Dominick Ciampa	72	1995	2008	994,965	(3,4)	0.37%
Principal, Ciampa Organization, a
local real estate development firm.

William C. Frederick, M.D.	78	2001	2008	525,726	(3,4)	0.19%
Retired Surgeon, St. Vincent’s
Hospital; Director of Richmond
County Financial Corp. from
February 18, 1998 to July 31, 2001
and of Richmond County Savings
Bank from February 14, 1980 to
July 31, 2001.

Max L. Kupferberg	86	1983	2008	4,817,632	(3,4)	1.78%
Chairman of the Board of
Directors of Kepco, Inc., a
manufacturer of electrical
equipment.

Spiros J. Voutsinas	72	2003	2008	132,857	(3)	0.05%
President of Omega Capital, Inc., a
real estate development and
syndication firm and a general
partner of Omega Partners LP, a
money management firm
specializing in bank stocks;
Director of Roslyn Bancorp, Inc.
and The Roslyn Savings Bank
from February 1999 to October 31,
2003; Director of Roosevelt
Savings Bank from 1992 to
February 1999, and Director of
T R Financial Corp. from 1993 to
February 1999.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

Executive Officers Who Are
Not Directors:

Robert Wann	51	—	—	2,476,066	(3,4,5)	0.91%
Senior Executive Vice President
and Chief Operating Officer of the
Company and the Community
Bank since October 31, 2003, and
Senior Executive Vice President of
the Commercial Bank since
December 30, 2005; Executive
Vice President and Chief Financial
Officer of the Company and the
Community Bank from January 1,
2001 to October 31, 2003; Senior
Vice President and Chief Financial
Officer of the Company from 1993
to December 2000; Senior Vice
President, Comptroller, and Chief
Financial Officer of the
Community Bank from 1993 to
December 2000.

Thomas R. Cangemi	37	—	—	1,229,785	(3,4,5)	0.45%
Senior Executive Vice President
and Chief Financial Officer of the
Company and the Community
Bank since April 5, 2005, and
Senior Executive Vice President of
the Commercial Bank from
December 30, 2005; Senior
Executive Vice President, Capital
Markets Group of the Company
and the Community Bank from
October 31, 2003 to April 5, 2005;
Executive Vice President, Capital
Markets Group of the Company
and the Community Bank from
July 31, 2001 to October 31, 2003;
Executive Vice President and
Chief Financial Officer of
Richmond County Financial Corp.
and Richmond County Savings
Bank from October 1997 to July
2001.

Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially	Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)	of Class

James J. Carpenter	45	—	—	158,195 (3,4,5)	0.06%
Senior Executive Vice President
and Chief Lending Officer of the
Company and the Community
Bank since January 1, 2006, and
Senior Executive Vice President of
the Commercial Bank from
December 30, 2005; Executive
Vice President and Chief Lending
Officer of the Community Bank
from February 1, 2005 to
December 31, 2005; Executive
Vice President and Assistant Chief
Lending Officer of the Community
Bank from January 1, 2003 to
February 1, 2005; Senior Vice
President, Mortgage Lending
Officer of the Community Bank
from November 30, 2000 to
January 1, 2003; Senior Vice
President responsible for Multi-
Family and Commercial Real
Estate Lending for Haven
Bancorp, Inc. and CFS Bank prior
to November 30, 2000.

				Shares of
Name and Principal			Expiration	Common Stock
Occupation at Present		Director	of Term as	Beneficially		Percent
and for the Past Five Years	Age	Since (1)	Director	Owned (2)		of Class

John J. Pinto	35	—	—	212,122	(4,5)	0.08%
Executive Vice President and
Chief Accounting Officer of the
Company since April 5, 2005,
Executive Vice President of the
Community Bank from January 1,
2006, and Executive Vice
President of the Commercial Bank
from December 30, 2005;
Executive Vice President and
Chief Accounting Officer of
the Community
Bank from April 5, 2005 to
December 31, 2005; First Senior
Vice President and Assistant
Director of Capital Markets of the
Community Bank from November
1, 2003 to April 5, 2005; Senior
Vice President and Assistant
Director of Capital Markets of the
Community Bank from July 31,
2001 to October 31, 2003; Senior
Vice President & General Auditor
of Richmond County Financial
Corp. and Richmond County
Savings Bank prior to July 31,
2001.

All directors and executive officers as
a group (19 persons)				24,738,135		8.90%

____________________

*	Less than one tenth of 1% unless otherwise indicated.

(1)	Includes years of service as a trustee or director of the Community Bank.

(2)	Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted). Figures include all of the shares held directly and indirectly by directors and the Company’s executive officers, as well as the shares underlying options that have been granted to, and are currently exercisable or exercisable within 60 days by, such directors and executive officers under the Company’s various stock-based and other benefit plans.

(3)	Includes the following shares owned by spouses of the named nominees, continuing directors, and executive officers or held in individual retirement accounts, trusts accounts, custodian accounts, or foundation accounts for which the directors and the executive officers may be deemed beneficial owners: Ms. Clancy – 22,583; Mr. Farrell – 54,247; Mr. Ficalora – 143,738; Mr. Manzulli – 111,926; Mr. O’Donovan – 5,318; Mr. Blake – 84,560; Mr. Doherty – 2,998; Mr. Tsimbinos – 134,109; Mr. Ciampa – 556,137; Dr. Frederick – 12,240; Mr. Kupferberg – 3,738,240; Mr. Wann – 19,537; Mr. Cangemi – 60,335; and Mr. Carpenter – 16,166. Mr. Kupferberg’s holdings indicated above also include shares held through a partnership and a limited liability company.

(4)	Includes the following shares underlying options granted under various of the Company’s stock-based incentive plans, all of which are currently exercisable or exercisable within 60 days: Ms. Clancy – 40,769; Mr. Farrell – 45,333; Mr. Ficalora – 2,080,288; Mr. Manzulli – 445,752; Mr. O’Donovan –1,351,289; Mr. Doherty – 48,389; Mr. Levine – 153,333; Mr. Molinari – 11,852; Mr. Pileski – 153,333; Mr. Tsimbinos – 188,389; Mr. Ciampa – 216,000; Dr. Frederick – 437,333; Mr. Kupferberg – 261,333; Mr. Voutsinas – 14,760; Mr. Wann – 1,351,289; Mr. Cangemi – 426,668; Mr. Carpenter – 108,297; and Mr. Pinto – 131,854.

(5)	Includes the following shares allocated under the NYCB ESOP: Mr. Ficalora – 279,817; Mr. Manzulli – 22,240; Mr. O’Donovan – 257,022; Mr. Wann – 252,767; Mr. Cangemi – 22,240; Mr. Carpenter – 29,589; and Mr. Pinto – 18,609; as well as shares acquired in Messrs. Ficalora’s, Manzulli’s, Cangemi’s, and Pinto’s ESOP accounts pursuant to dividend reinvestment. Also includes 490,700; 145,288; and 122,445 shares allocated under the Community Bank’s Supplemental Benefits Plan to the accounts of Messrs. Ficalora, O’Donovan, and Wann, respectively, as well as shares acquired by Messrs. Ficalora, O’Donovan, and Wann in such accounts pursuant to dividend reinvestment. Includes shares purchased by the trustee of the New York Community Bank 401(k) Plan for the accounts of the following officers: Mr. Ficalora – 300,688; Mr. Manzulli – 118,247; Mr. O’Donovan – 84,749; Mr. Wann – 81,929; Mr. Cangemi – 78,641; Mr. Carpenter – 4,143; and Mr. Pinto – 26,456; as well as shares acquired in Messrs. Ficalora’s, Manzulli’s, Cangemi’s, and Pinto’s 401(k) accounts pursuant to dividend reinvestment.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through periodic meetings and through the activities of its committees. In 2005, the Board held fifteen meetings. Each director of the Company attended at least 75% of the aggregate number of meetings of the Board and committees on which such director served during fiscal year 2005. Board members are expected to make reasonable efforts to attend all Board meetings and all meetings of the Board committees on which they serve. Absences are excused only for good cause. The nature and composition of the committees of the Board of Directors are described below.

     Audit Committee. The Audit Committee of the Company consists of Messrs. Pileski (Chairman), Kupferberg, Farrell, Doherty, Ciampa, and Levine, all of whom meet the independence criteria for audit committee members in accordance with the listing standards of the New York Stock Exchange and the rules of the SEC. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities, including with respect to review and, as applicable, approval of (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with applicable legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; (4) the performance of the Company’s internal audit function and independent auditors; (5) the system of internal controls relating to financial reporting, accounting, legal compliance, and ethics established by management and the Board from time to time; and (6) the Company’s internal and external auditing processes, and to provide the annual report of the Committee to be included in the Company’s annual proxy statement. This committee meets with the Company’s and the Community and Commercial Bank’s internal auditors to review the performance of the internal audit function. The Audit Committee met 10 times in 2005. A detailed list of the Committee’s functions is included in its written charter adopted by the Board of Directors, a copy of which is available free of charge on the corporate governance pages of our website at www.myNYCB.com and is available in print to any shareholder who requests a copy. The Board of Directors has determined that Mr. Pileski is an “audit committee financial expert” under the rules of the SEC.

     Nominating and Corporate Governance Committee. The Company’s Nominating and Corporate Governance Committee consists of Messrs. Blake (Chairman), Ciampa, Doherty, Farrell, Kupferberg, Levine, Molinari, Pileski, and Voutsinas, Ms. Clancy and Dr. Frederick, all of whom are independent in accordance with the listing standards of the New York Stock Exchange. The Committee considers and recommends the nominees for director to stand for election at the Company’s Annual Meeting of Shareholders.

     The Nominating and Corporate Governance Committee approved and recommended to the Board of Directors the director nominees standing for election at the Annual Meeting. Each of the nominees proposed for election at the Annual Meeting are current members of the Board, and the Company received no nominations from shareholders for the election of directors to the Board.

     In evaluating and recommending nominees for positions on the Board of Directors, the Nominating and Corporate Governance Committee may, but is not required to, consider nominees proposed by management, and will also consider nominees recommended by shareholders. Upon receipt of a nomination, the Committee evaluates candidates based on, among other things, criteria identified by the Board from time to time, including factors relative to the overall composition of the Board and such other factors as the Committee deems appropriate, such as a potential candidate’s business experience, specific areas of expertise, skill, and background. Upon approval of a nominee, the Nominating and Corporate Governance Committee recommends that the Board select such candidate for appointment to fill a vacancy and/or for nomination to be elected by the shareholders. The procedures to be followed by shareholders in recommending director candidates to the Nominating and Corporate Governance Committee are included in this proxy statement. See “Corporate Governance – Procedures to be Followed by Shareholders in Recommending Director Candidates.”

     The Nominating and Corporate Governance Committee held two meetings during 2005. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is available, free of charge, on the corporate governance pages of the Company’s website at www.myNYCB.com and is available in print to any shareholder who requests a copy.

     The Company’s Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice, in writing, to the Secretary of the Company. The shareholder’s notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company’s Bylaws and by the Securities Exchange Act of 1934. See “Additional Information - Notice of Business to Be Conducted at an Annual Meeting.”

     Compensation Committee. The Compensation Committee of the Board of Directors consists of Messrs. Blake (Chairman), Kupferberg, Farrell, and Levine and Ms. Clancy, all of whom are independent in accordance with the listing standards of the New York Stock Exchange. This committee meets to establish compensation for the executive officers and to review the Company’s incentive compensation programs when necessary. The Compensation Committee met five times in 2005. The Compensation Committee acts under a written charter adopted by the Board of Directors, a copy of which is available, free of charge, on the corporate governance pages of the Company’s website at www.myNYCB.com and is available in print to any shareholder who requests a copy.

     Attendance at Annual Meetings. The Board of Directors expects all directors to attend the Annual Meeting of Shareholders. All but two of the directors attended the 2005 Annual Meeting of Shareholders held on June 1, 2005.

Directors’ Compensation

     Directors’ Fees. Directors of the Company do not receive any fees or retainers for serving on the Company’s Board of Directors. In 2005, non-employee directors of the Community Bank received an annual retainer of $46,000 and a fee of $2,500 per Community Bank Board meeting attended. Non-employee directors of the Community Bank also received fees ranging from $500 to $2,000 for each committee meeting attended. Non-employee directors of the Commercial Bank receive a fee of $500 per Board meeting attended.

     Directors’ Deferred Fee Plan. The Community Bank maintains the 1993 Directors’ Deferred Fee Stock Unit Plan (the “Directors’ Deferred Fee Plan”). This plan provides an opportunity for those members of the Board of Directors of the Community Bank who were active in such capacity on the effective date of the Directors’ Deferred Fee Plan to defer receipt of fees otherwise currently payable to them, in exchange for the receipt (at the time they cease to serve as directors) of a benefit based on the value of the common stock of the Company, thus providing the Community Bank with the use of the funds for business activities. The deferral of fees under the Directors’ Deferred Fee Plan applies to all fees received by directors, including regular meeting fees, special meeting fees, and committee fees.

     Outside Directors’ Consultation and Retirement Plan. The Community Bank maintains the Outside Directors’ Consultation and Retirement Plan (the “Consultation Plan”) to provide benefits to outside directors and to ensure their continued service and assistance in the conduct of the Community Bank’s business. Under the Consultation Plan, a director who is not currently an officer or employee of the Community Bank and who has served as a director for at least ten years (with credit given for prior service as a trustee of the Community Bank), has attained the age of 65, and agrees to provide continuing consulting services to the Community Bank, will be eligible, upon retirement, to receive an annual benefit equal to the average of the director’s annual retainer and meeting fees over the 36-month period preceding the director’s termination date, for a period equal to the lesser of the number of months for which such director agrees to provide consulting services after retirement, or ten years. The Consultation Plan is unfunded.

     Life Insurance Benefit for Non-Employee Directors. The Company provides life insurance for non-employee directors of the Community Bank and the Company. For 2005, the premiums paid by the Company for such insurance coverage for non-employee directors amounted to $3,600 in the aggregate. These premiums are tax deductible by the Company, assuming certain requirements are met.

     Directors’ Option Plans. Directors also participate in the Company’s stock option plans, including, among others, the 1993 Stock Option Plan for Outside Directors and the Company’s 1997 Stock Option Plan.

     The following Compensation Committee and Audit Committee Reports to Shareholders, and the following stock performance graph, shall not be deemed to be “soliciting materials” or to be “ filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Compensation Committee on Executive Compensation

     The Compensation Committee of the Board of Directors (the “Committee”) consists of five independent directors. The responsibilities of the Committee in the area of executive compensation include, among other things: (i) review and approval of all compensation for Mr. Ficalora, the Company’s President and Chief Executive Officer; (ii) review of recommendations made by the Chief Executive Officer with respect to compensation for all senior officers other than the Chief Executive Officer; (iii) design and administration of the Company’s cash-based and stock-based incentive compensation programs; and (iv) carrying out other responsibilities assigned to the Committee by the Board of Directors.

Criteria for Compensation Levels

     The Company has always sought to attract and retain qualified executives and employees able to positively contribute to the success of the Company for the benefit of its various stakeholders, including its shareholders, customers, its employees, and the communities in which the Company operates.

     In establishing compensation levels for key management personnel, the Committee considers many factors, including, but not limited to, the individual’s abilities and performance that results in: the advancement of the corporate goals of the Company, execution of the Company’s business strategies, contributions to positive financial results, and contributions to the development of the management team and other employees. An officer must demonstrate his or her ability to deliver results in his or her areas of responsibility, which can include, among other things: business development with new and existing customers, development of new products, efficient management of operations and systems, implementation of appropriate changes and improvements to operations and systems, personnel management, financial management, and strategic decision making. In determining compensation levels, the Committee also considers the competitiveness of compensation packages relative to other comparable companies and the experience of the individual. Compensation levels for executive officers are generally reviewed annually, but may be reviewed more often as deemed appropriate.

Compensation Philosophy and Strategy

     In addition to the criteria for compensation levels described above, the Company has a compensation philosophy for key management personnel that includes the following elements:

  The Company believes that compensation is an integral component of its overall business and human resource strategies. The Company’s compensation plans are intended to promote the hiring and retention of personnel necessary to execute the Company’s business strategies and to achieve its business objectives.

  The Company’s compensation plans are designed to be strategy-focused and competitive, and to recognize and reward individual and group contributions and results. The Company’s compensation plans are intended to promote an alignment of the interests of employees with the interests of the shareholders by having a meaningful portion of compensation based on financial results and actions that will generate future shareholder value.

  Compensation is structured to be comparable to general and industry-specific compensation practices.

  In order to reward financial performance over time, the Company’s compensation programs generally consist of (i) base compensation, (ii) short-term variable incentives, and (iii) long-term variable incentives, as appropriate. Short-term variable incentives reward performance for periods of time covering one year or less. Long-term variable incentives reward performance for periods of time greater than one year.

     To further the objectives of the Company’s compensation strategy, the Committee initiated a comprehensive review of the existing executive compensation program in 2005 to determine the efficacy of the existing program in achieving the Company’s objectives. Based on that review, which was concluded in the first quarter of 2006, the Committee recommended that the Company seek shareholder approval of two new programs at the 2006 Annual Meeting: (i) a formal annual cash incentive program tied to the attainment of pre-determined corporate and individual performance goals, and (ii) an omnibus stock compensation program that would provide the Company with a flexible vehicle for providing long-term variable compensation to key management personnel.

Analysis of Compensation Ranges for Key Management Personnel

     The Committee uses an outside consultant (Pearl Meyer & Partners, a division of Clark Consulting) to gather and analyze compensation data in order to establish comparable ranges of base compensation and targeted short- and long-term variable compensation ranges for similarly situated companies. Compensation data is gathered from proxies for publicly-traded companies in similar industries and/or of a similar size and complexity to create a compensation peer group. Additionally, compensation data is gathered from published compensation surveys of companies of similar size and complexity. The compensation data from these sources is reviewed for the purpose of evaluating appropriate compensation ranges for base compensation and targeted short-and long-term variable compensation of key management personnel.

Compensation for Executive Officers

     In making its recommendations regarding executive compensation for 2005, the Compensation Committee was influenced by several factors, including (i) continued improvement in the Company’s balance sheet and interest rate risk profile, and (ii) management’s performance in exceeding four important business objectives: loan growth (27%), deposit growth (16.4%), increasing tangible stockholders’ equity (10%), and repositioning of the Company’s balance sheet. However, after reviewing the competitive analysis provided by Pearl Meyer & Partners, and assessing the Company’s overall performance for 2005, the Committee determined that base salaries for executive officers, other than the Chief Executive Officer, would not be increased for 2006 and that this group of officers would not receive additional cash or stock incentive compensation for 2005.

Compensation of the Chief Executive Officer

     The determination of the Chief Executive Officer’s base salary, bonus, and long-term incentive compensation for 2005 followed the policies set forth above for executive compensation. The Committee annually conducts a separate performance review in determining the Chief Executive Officer’s compensation. For 2005, this review considered both corporate performance factors and the Chief Executive Officer’s individual performance. The Committee determined that Mr. Ficalora successfully led the repositioning of the Company’s balance sheet, while overseeing significant growth in the Company’s core business. Individual factors considered by the Committee included the Chief Executive Officer’s role in the initiation and implementation of successful business strategies, the maintenance of an effective management team, and his various personal qualities, including his leadership, commitment, and professional and community standing. Although it was determined, based on analysis provided by Pearl Meyer & Partners, that Mr. Ficalora’s cash compensation fell well below the 50th percentile in comparison to officers with similar responsibilities in the Company’s peer group, Mr. Ficalora requested no increase in base compensation for 2006 and the Committee awarded him no cash or stock incentive compensation in connection with his 2005 performance.

Compliance with Section 162(m) of the Code

     Section 162(m) of the Internal Revenue Code, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to a company’s chief executive officer and four other most highly compensated executive officers, as reported in its proxy statement. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. It is the Compensation Committee’s intent to maximize the deductibility of executive compensation while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent.

The Compensation Committee
Donald M. Blake, Chairman
Max L. Kupferberg
Robert S. Farrell
Maureen E. Clancy
Michael J. Levine

Compensation Committee Interlocks and Insider Participation

     No executive officer of the Company, the Community Bank, or the Commercial Bank serves, or has served, as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company, the Community Bank, or the Commercial Bank. No executive officer of the Company, the Community Bank, or the Commercial Bank serves, or has served, as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company, the Community Bank, or the Commercial Bank.

Audit Committee Report to Shareholders

     The Audit Committee of the Company’s Board of Directors is composed of six non-employee, independent directors, and operates under a written charter adopted by the Board of Directors.

     The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm for 2005. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication With Audit Committees”), including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

     In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm in 2005 were compatible with its independence.

     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their 2005 audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the

Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the Company’s independent registered public accounting firm is in fact “independent.”

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC. The Audit Committee and the Board of Directors also have approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006.

The Audit Committee
John A. Pileski, Chairman
Max L. Kupferberg
Robert S. Farrell
Thomas A. Doherty
Dominick Ciampa
Michael J. Levine

Stock Performance Graph

     The following graph provides a comparison of total shareholder returns on the Company’s Common Stock since December 31, 2000 with the cumulative total returns of a broad market index and a peer group index. The S&P Mid-Cap 400 index was chosen as the broad market index in connection with the Company’s trading activity on the New York Stock Exchange, beginning on December 20, 2002. In previous years the S&P 500 index was chosen as the broad-market index. The Company believes that the S&P Mid-Cap 400 is more representative of the broader market in which the Common Stock trades. The peer group index chosen was the SNL Bank and Thrift Index, which is comprised of thrift and bank institutions. In previous years the KBW 50 Index was chosen as the peer group index. The Company believes that the SNL Bank and Thrift Index, which includes the Company, is more representative of the Company’s peer group. The data for the indices included below were provided by Hemscott, Inc.

     Comparison of 5-Year Cumulative Total Returns
Among New York Community Bancorp, Inc.,
the S&P 500 Index, S&P Mid-Cap 400 Index,
SNL Bank and Thrift Index, and the KBW 50 Index
December 31, 2000 — December 31, 2005

ASSUMES $100 INVESTED ON JANUARY 1, 2000
ASSUMES DIVIDENDS REINVESTED

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
New York Community Bancorp, Inc.	$ 100.00	$ 143.24	$ 185.71	$ 336.61	$ 253.47	$ 215.46
S&P Mid-Cap 400	100.00	99.39	84.97	115.23	134.23	151.08
SNL Bank and Thrift	100.00	101.48	95.35	129.37	144.76	147.03
KBW 50	100.00	95.90	89.10	119.50	131.50	133.00
S&P 500	100.00	88.12	68.64	88.33	97.94	102.75

Summary Compensation Table

     The following table shows, for the years ended December 31, 2005, 2004, and 2003, the cash compensation paid, as well as certain other compensation paid or accrued for those years, to the CEO and the four highest paid executive officers of the Company who received salary and bonus in excess of $100,000 in fiscal year 2005 (the “Named Executive Officers”).

		Annual Compensation
				Restricted	Securities
				Stock	Underlying	All Other
		Salary	Bonus	Awards	Options/SARs	Compensation (1) (2)
Name and Principal Position	Year	($)	($)	(#)	(#)	($)
Joseph R. Ficalora	2005	$975,000	—	—	—	$165,112
President and	2004	975,000	—	—	—	1,944,338
Chief Executive Officer	2003	850,000	—	—	373,333	190,690

Michael F. Manzulli	2005	750,000	—	—	—	167,565
Chairman of the Board	2004	750,000	—	—	—	53,226
	2003	700,000	—	—	373,333	190,690

James J. O’Donovan	2005	467,308	—	—	—	160,544
Senior Lending	2004	675,000	—	—	—	1,945,053
Consultant	2003	525,000	—	—	373,333	190,690

Robert Wann	2005	600,000	—	—	—	156,788
Senior Executive Vice	2004	600,000	—	—	—	1,938,932
President and Chief	2003	450,000	—	—	373,333	190,690
Operating Officer

Thomas R. Cangemi	2005	500,000	—	—	—	162,004
Senior Executive Vice	2004	500,000	—	—	—	1,931,425
President and Chief	2003	365,000	—	—	373,333	190,690
Financial Officer
____________________

(1)	For 2004, the dollar amount represents the market value of 66,667 shares of the Company’s common stock (adjusted to reflect a 4-for-3 stock split on February 17, 2004) granted to the executives in January 2004 in recognition of the executives’ performance, including in connection with the successful merger of Roslyn Bancorp, Inc. with and into the Company in October 2003 and subsequent integration into the Company. All of such shares vested on the grant date, at which time the executives each paid approximately $585,000 in income tax in order to retain the shares granted, consistent with their prior practice of maintaining a significant equity interest in the Company.

(2)	For 2005, the figures include an allocation under the New York Community Bank Employee Stock Ownership Plan of 9,015 shares to each of Messrs. Ficalora, Manzulli, O’Donovan, Wann, and Cangemi, which each had a market value of $148,928 at December 31, 2005. The figures also include allowances under the New York Community Bank Medical Expense Reimbursement Plan to Mr. O’Donovan – $725, Mr. Wann – $3,216, and Mr. Cangemi – $9,015; and premiums paid on behalf of the following executives under New York Community Bank’s Bank-Owned Life Insurance Policy: Mr. Ficalora – $16,185, Mr. Manzulli – $18,637, Mr. O’Donovan – $10,890, Mr. Wann – $4,644, and Mr. Cangemi – $4,061.

Employment Agreements

     In March 2006, the Company entered into new employment agreements with Messrs. Manzulli, Ficalora, Wann, and Cangemi (the “executives”). The agreements, which are identical in form, replaced and superseded prior separate agreements between the executives and each of the Company and the Community Bank. To a significant degree, the continued success of the Community Bank and the Company depends on the skills and competence of the executives, and the employment agreements help the Company to continue to maintain a stable and competent management base.

     The employment agreements each provide for an initial three-year term and daily extension so that the contract term is always three years from the then-current date, unless either party provides written notice of non-renewal or termination, at which time the expiration date becomes fixed at three years from the date of notice or termination. The employment agreements also provide for the payment and annual review of base salary, the provision of employee benefits applicable to executive personnel, and eligibility to participate in incentive and stock-based compensation programs.

     The employment agreements allow the Company or the Community Bank to terminate the executives’ employment for cause, as defined under and subject to procedures outlined in the agreements. The executives receive no further payments under their agreements following a termination for cause. Upon voluntary termination, the executives will receive base salary and other compensation or benefits earned through the date of termination.

     Each executive may also terminate employment under the agreements for good reason (i.e., under circumstances outlined in the agreement and equivalent to constructive termination), and the Company may also terminate the executive without cause. Upon termination for good reason or termination without cause, the executive receives a lump sum benefit equal to the sum of base salary and other compensation earned through the termination date, plus the executive’s pro rata share of the aggregate annual amounts of bonuses or other cash incentive compensation paid to the executive for the three calendar years preceding termination of employment. The executive also becomes entitled to a lump sum payment equal to the sum of (i) three times the highest total compensation paid to the executive during the three preceding years, including bonuses, cash and stock compensation, and other amounts reported on the executive’s form W-2 (but excluding income realized from the exercise or a disqualifying disposition of stock options); and (ii) three times the average amount contributed by or allocated to the executive under all tax-qualified benefit plans during the three preceding years. The executive also receives continued medical, dental, and life insurance benefits for a period of thirty-six months following termination of employment. In addition, if the executive’s termination of employment for good reason or without cause occurs on or after the effective date of a change in control, as defined in the agreement, all stock awards and stock options will accelerate and vest in full as of the executive’s termination date.

     If the executive terminates employment due to disability or death within one year after the occurrence of a change in control or within one year after the commencement of preliminary steps leading to an eventual change of control, with the actual change in control taking place within two years after the executive’s termination of employment, the executive or his estate will receive the severance benefits described above, in the same manner as if the executive had terminated employment with good reason.

     Upon a termination of employment due to the executive’s disability, the Company will continue to pay the executive’s base salary through an initial continuation period ending on the earliest of (i) one hundred and eighty days following termination of employment; (ii) the date long-term disability insurance benefits become payable to the executive; (iii) the death of the executive; or (iv) the expiration date of the agreement. However, if the initial continuation period ends prior to the executive’s coverage under long-term disability insurance, the Company will continue to pay 60% of the executive’s base salary for an additional period ending on the earliest of (i) eligibility for long-term disability insurance; (ii) death; or (iii) the expiration date of the agreement.

     Section 280G of the Internal Revenue Code of 1986 provides that payments contingent upon a change in control that exceed three times an executive’s “base amount” (i.e., three times average annual compensation over the five preceding taxable years) are “excess parachute payments.” Under Section 4999 of the Internal Revenue Code, an executive who receives an excess parachute payment is subject to a 20% excise tax on the amount received in excess of the base amount, and the Company is unable to deduct a corresponding amount. In the event that any payments or benefits provided to the executives are subject to the excise tax, the employment agreements provide the executives with indemnification for these excise taxes and any additional income, employment, and excise taxes imposed as a result of the initial indemnification.

Consulting Agreement

     On January 31, 2005, in conjunction with the termination of his employment agreement, James J. O’Donovan entered into a Senior Consulting Agreement with the Company and the Community Bank. The Senior Consulting Agreement has a term of thirty-six months. Under the terms of the Senior Consulting Agreement, Mr. O’Donovan has agreed to provide certain consulting services, and to be available on a full-time basis, to the Company and the Community Bank as a Senior Lending Consultant with respect to the Community Bank’s lending operations, as may reasonably be requested from time to time by the Company’s Chief Executive Officer or certain designated officers. Additionally, the Senior Consulting Agreement provides that Mr. O’Donovan agreed to continue to serve as a member of the Company’s and the Community Bank’s Boards of Directors (as requested by the respective Boards and subject to the Company’s and the Community Bank’s customary nomination, election, and appointment processes). The Senior Consulting Agreement includes covenants regarding the confidentiality of information, non-competition, and non-solicitation with respect to the Company’s and the Community Bank’s employees or customers. In consideration for his services and for the non-competition covenants included in the Senior Consulting Agreement, Mr. O’Donovan receives a monthly consulting fee of $37,500; however, he does not receive directors’ fees, advisory directors’ fees, or other compensation for his service on the Boards. The Company or the Community Bank may terminate the Senior Consulting Agreement for cause (as defined in the agreement) or without cause upon providing thirty days’ prior written notice. Mr. O’Donovan also may terminate the Senior Consulting Agreement by providing the Company and the Community Bank with thirty days’ prior written notice. In the event Mr. O’Donovan terminates the Senior Consulting Agreement or the Company or the Community Bank terminate the agreement for cause, Mr. O’Donovan will receive payment only for accrued but unpaid monthly consulting fees and expenses due him through the last day he performs services under the Agreement. If a change in control (as defined in the Senior Consulting Agreement) of the Company or the Community Bank occurs during the term of the Senior Consulting Agreement and Mr. O’Donovan dies or terminates the consulting period within ninety days after the change in control, the term will automatically extend by fifteen months from the date of the change in control. The Company and the Community Bank also will pay Mr. O’Donovan or his estate the monthly consulting fees through the end of the extended term, as well as any then-accrued but unpaid consulting fees and expenses. The Senior Consulting Agreement also indemnifies Mr. O’Donovan for any excise taxes imposed under Section 4999 of the Internal Revenue Code and any additional income, employment, and excise taxes imposed as a result of any change in control payments received by Mr. O’Donovan pursuant to the Senior Consulting Agreement.

Related Stockholder Matters

     The following table provides information regarding the Company’s equity compensation plans at December 31, 2005:

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
	warrants, and rights	warrants, and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by
security holders	20,313,114	$14.95	557,979
Equity compensation plans not approved
by security holders	—	—	—
Total	20,313,114	$14.95	557,979

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2005. Also reported are the values for “in-the-money” options, representing the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock.

Fiscal Year-end Option Values

			Number of Securities		Value of Securities
			Underlying Unexercised		Underlying Unexercised
	Shares		Options at December 31,		In-the-Money Options at
	Acquired On	Value Realized	2005		December 31, 2005
Name	Exercise	In 2005	Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)	(#)		($)
Joseph R. Ficalora	0	$ 0	2,080,288	0	$2,998,451	N/A
Michael F. Manzulli	0	0	445,752	0	806,042	N/A
James J. O’Donovan	0	0	1,351,289	0	2,191,084	N/A
Robert Wann	0	0	1,351,289	0	2,191,084	N/A
Thomas R. Cangemi	0	0	426,668	0	590,670	N/A

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of the reports of ownership furnished to the Company, or written representations that no other reports were required, the Company believes that during the 2005 fiscal year its executive officers and directors complied with applicable reporting requirements for transactions in the Company’s common stock, except that on February 14, 2006, Mr. Tsimbinos filed an amendment to his Form 3 (originally filed on November 10, 2003) to correct the number of shares reported as being beneficially owned by him through his Individual Retirement Account.

Transactions with Certain Related Persons

     The federal banking laws require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, and follow substantially the same credit underwriting procedures as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Community Bank and the Commercial Bank from time to time may make mortgage loans to its directors, officers, and employees, including consumer loans or loans to purchase or refinance personal residences, and may make loans secured by income-producing property to entities in which a director or officer has an ownership or, in the case of directors, a management interest, provided that all such loans are made in accordance with federal banking laws and are made in the ordinary course of business, do not involve more than normal risk of collectibility or present other unfavorable features, and are made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable transactions with unaffiliated persons. Additionally, in connection with the Company’s acquisition of Haven Bancorp, Inc. and its mergers with Richmond County Financial Corp., Roslyn Bancorp, Inc., and Long Island Financial Corp. and the related transactions involving their affiliated banking institutions, the Community Bank and, as applicable, the Commercial Bank assumed loans that had been made by the acquired or merged banking institutions to certain of their executive officers and directors and/or their immediate family members or affiliated business entities. No such loan was classified by the Community Bank or the Commercial Bank as of December 31, 2005 as a non-accrual, past due, restructured, or potential problem loan.

PROPOSAL 2.

     RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005 was KPMG LLP. The Company’s Audit Committee has reappointed KPMG LLP to continue as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006, subject to ratification of such appointment by the Company’s shareholders. If shareholders do not ratify the reappointment of KPMG LLP, the Audit Committee will consider other independent registered public accounting firms. Representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so.

     Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company.

Audit and Non-audit Fees

     The following table presents fees for professional services rendered by KPMG LLP for the audit of the Company’s consolidated financial statements for fiscal 2005 and 2004 and fees billed for audit-related services, tax services, and all other services rendered by KPMG LLP for fiscal 2005 and 2004.

	Year Ended
	2005		2004
Audit Fees	$1,535,000	(1)	$1,300,000	(1)
Audit-related Fees	171,500	(2)	158,000	(2)
Tax Fees	208,100	(3)	341,250	(4)
All Other Fees	0		6,000	(5)
____________________

(1)	Includes fees billed, or to be billed, for professional services rendered in connection with the audit of the Company’s annual financial statements, the review of its financial statements included in the Company’s quarterly reports, and the Sarbanes-Oxley Section 404 attestation.

(2)	Primarily reflects services rendered in connection with audits of the Company’s employee benefit plan financial statements as well as the issuance of comfort letters and consents relating to the Company’s filing of registration statements and offering circulars.

(3)	Includes fees for services rendered in connection with the review and preparation of certain tax returns for the Company and tax services relating to the October 2003 merger of Roslyn Bancorp, Inc. with and into the Company.

(4)	Primarily reflects consulting services rendered in connection with the secondary offering of the Company’s Common Stock (in the first quarter of 2004), the offering of securities relating to the Company’s real estate investment trust affiliates, and the offering of the Company’s Bifurcated Option Note Unit Securities (SM).

(5)	Includes fees for services rendered in connection with the October 2003 merger of Roslyn Bancorp, Inc. with and into the Company.

     The Audit Committee will consider on a case-by-case basis, and, if appropriate, approve, all audit and non-audit services to be provided by the Company’s independent registered public accounting firm. Alternatively, the Audit Committee may adopt a policy for pre-approval of audit and permitted non-audit services by the independent registered public accounting firm. In 2005, all audit-related services, tax services, and other services were approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

PROPOSAL 3.

APPROVAL OF THE NEW YORK COMMUNITY BANCORP, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN

     The Board of Directors has adopted and, at the Annual Meeting, the Company’s shareholders will be asked to approve the Company’s Management Incentive Compensation Plan (the “Incentive Compensation Plan”).

     The purpose of the Incentive Compensation Plan is to (i) link executive compensation to the attainment of specific corporate performance objectives, and (ii) to provide a competitive reward structure for executive management. The Incentive Compensation Plan is designed so that, after it is approved by the Company’s shareholders, payments made pursuant to awards under the Incentive Compensation Plan will qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereunder. Under Internal Revenue Code Section 162(m), the Company generally may not deduct from its income for federal income tax purposes compensation paid to its Chief Executive Officer or any of the four other most highly compensated executive officers of the Company to the extent that any of those persons receives more than $1,000,000 of such compensation in any one year. If, however, the compensation is “performance-based,” is paid under a plan approved by the shareholders, and satisfies certain other criteria, the Company can deduct such compensation even to the extent that it exceeds $1,000,000 in a year. If the shareholders do not approve the Incentive Compensation Plan, it will terminate and, if we pay awards to officers covered by Section 162(m), some or all of such payments may not qualify under Section 162(m).

     The essential features of the Incentive Compensation Plan are summarized below. The summary does not purport to be a complete description of all the provisions of the Incentive Compensation Plan. A copy of the Incentive Compensation Plan is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following summary of the Incentive Compensation Plan is qualified in its entirety by reference to Appendix A.

GENERAL

     The purpose of the Incentive Compensation Plan is to provide financial incentives for eligible Company officers to meet and exceed pre-determined annual financial goals for the Company. The Company intends that payments under the Incentive Compensation Plan qualify as performance-based compensation so that the tax deductibility of the payments is not limited by Section 162(m).

ADMINISTRATION

     The Incentive Compensation Plan will be administered by the Compensation Committee or another committee of directors as appointed by the Board of Directors in the future. Any committee designated to administer the Incentive Compensation Plan will consist of no fewer than two members of the Company’s Board of Directors, and all of its members will be “outside directors” under Section 162(m). The committee will have broad administrative authority to, among other things, designate participants; establish performance goals; interpret the Incentive Compensation Plan; prescribe, amend, and rescind rules and regulations relating to it; and make all other determinations necessary or advisable in the administration of the Incentive Compensation Plan.

ELIGIBILITY AND PARTICIPATION

     Officers of the Company and its affiliates at the level of senior vice president and above will be eligible to participate in the Incentive Compensation Plan. However, the Incentive Compensation Plan is designed for officers whose responsibilities significantly influence Company results. The committee, within the time periods specified under Section 162(m), will select the officers who will participate in the Incentive Compensation Plan for each performance period, which typically will be the calendar year. The committee may, however, designate shorter or concurrent performance periods. As of April 25, 2006, approximately 100 officers would have been eligible for selection to participate in the Incentive Compensation Plan.

DETERMINATION AND PAYMENT OF AWARDS

     For each performance period designated by the committee, within the time periods specified under Section 162(m), the committee will assign each participant a target award and prescribe all other factors to be used for determining the amount of the awards, if any, to be paid to participants pursuant to the Incentive Compensation Plan for such period. The performance period will generally be the calendar year. However, the committee may specify a shorter period or concurrent periods. The committee will also prescribe the percentage of the target award for each participant that will be determined based upon Company performance factors and the percentage that will be determined based upon individual performance factors. Target awards will be expressed as a percentage of the participant’s base salary.

     Performance factors to be used by the committee for measurement of Company performance may include any or all of the following: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, operating expenses to average assets ratio, cash operating expenses to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, operating earnings, operating efficiency ratio, interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives (consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management), or any combination of the foregoing.

     The committee may also prescribe levels of achievement that will result in an award higher or lower than the target award and set minimum achievement thresholds, below which no award based on participants’ performance goals will be earned. Notwithstanding any other provision of the Incentive Compensation Plan, the maximum award payable pursuant to the Incentive Compensation Plan to a participant for any fiscal year will be $3,000,000.

     Any awards earned under the Incentive Compensation Plan will be paid in cash after the end of the performance period. Participants may elect to defer any or all of such awards under the terms of any available Company deferred compensation plan. Prior to the payment of any awards, the committee will certify in writing the level of achievement for each Company performance goal for the fiscal year and the level of achievement by each participant with respect to any individual performance goals applicable to such participant’s award and the level of payment for each participant. The committee may, in its sole discretion, adjust the amount of an award for any or all participants if it determines that circumstances (including, but not limited to, the subjective appraisal of the participant’s performance for the performance period) warrant; provided, however, that in the case of a “covered employee” within the meaning of Section 162(m), any such adjustment will only result in a reduced, but not an increased, payment. Notwithstanding any contrary provision of the Incentive Compensation Plan, if a participant experiences a termination of employment prior to the end of a fiscal year, the committee, in its sole discretion, may reduce or eliminate the award to be paid to such Participant for such fiscal year pursuant to the Incentive Compensation Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors, in its sole discretion, may alter, amend, or terminate the Incentive Compensation Plan, or any part thereof, at any time and for any reason. Amendments will be subject to shareholder approval to the extent that such amendment is required to ensure that payments under the Incentive Compensation Plan continue to be qualified under Section 162(m) as “performance-based compensation.”

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be paid under the Incentive Compensation Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Incentive Compensation Plan.

     Under present federal income tax law, participants will recognize ordinary income equal to the amount of the award received under the Incentive Compensation Plan at the time of its receipt. Although the Company will normally be entitled to deduct amounts paid under the Incentive Compensation Plan constituting ordinary income to participants, Section 162(m) imposes a limit of $1,000,000 on the amount of compensation that may be paid to certain officers of the Company in a calendar year. Amounts in excess of such limit are not deductible. Certain types of compensation are exempt from Section 162(m) and are not counted for purposes of this limit. Incentive Compensation Plan awards are designed to satisfy this exemption. Therefore, as long as the Awards paid pursuant to the Incentive Compensation Plan satisfy the requirements for the exemption from the Section 162(m) limit, the $1,000,000 limit will not apply. It is the Company’s intention that the Incentive Compensation Plan be administered in a manner that preserves the deductibility of compensation paid pursuant to the Incentive Compensation Plan by continuing to comply with the requirements of Section 162(m).

NEW PLAN BENEFITS

     The amounts that Incentive Compensation Plan participants may receive under the Incentive Compensation Plan, if the plan is approved by the shareholders, are not presently determinable.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE PROPOSAL TO APPROVE THE NEW YORK COMMUNITY BANCORP, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN.

PROPOSAL 4.

APPROVAL OF THE NEW YORK COMMUNITY BANCORP, INC.
2006 STOCK INCENTIVE PLAN

     On April 25, 2006, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the New York Community Bancorp, Inc. 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”). The 2006 Stock Incentive Plan will become effective as of the date it is approved by our shareholders.

     The Board of Directors has determined that the ability to provide key personnel and outside directors with equity-based compensation is an important element of our overall compensation strategy and that equity-based compensation will allow us to attract and retain qualified directors, officers, and employees. As of April 25, 2006, only 559,030 shares remain available for the grant of options under various stock plans previously approved. Accordingly, and subject to adjustment as provided in the 2006 Stock Incentive Plan, the maximum number of shares that we may issue pursuant to awards granted under the 2006 Stock Incentive Plan is nine million (9,000,000). The Board of Directors believes that the additional shares authorized by the 2006 Stock Incentive Plan are needed to ensure the continued availability of equity-based compensation.

     The essential features of the 2006 Stock Incentive Plan are summarized below. This summary does not purport to be a complete description of all the provisions of the 2006 Stock Incentive Plan. A copy of the 2006 Stock Incentive Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following summary of the 2006 Stock Incentive Plan is qualified in its entirety by reference to Appendix B.

Summary of the 2006 Stock Incentive Plan

     Purpose. The purpose of the 2006 Stock Incentive Plan is to encourage and enable selected employees, outside directors, and independent contractors to acquire or increase their holdings of common stock and other proprietary interests in the Company in order to promote a closer identification of their interests with the interests of our shareholders, thereby further stimulating their efforts to enhance our efficiency, soundness, profitability, growth, and shareholder value.

     Eligibility. All employees, outside directors, and selected independent contractors are eligible to participate in the 2006 Stock Incentive Plan.

     Administration. The 2006 Stock Incentive Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee will have the authority to: designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt, or revise any rules and regulations it deems advisable to administer the plan; and make all other decisions and determinations that may be required under the plan. All decisions made by the Committee shall be made in the sole discretion of the Committee and will be binding on the Company and the 2006 Stock Incentive Plan participants.

     Shares Available for Awards/Limitations on Awards. Subject to adjustment as provided in the 2006 Stock Incentive Plan, the maximum aggregate number of shares of Common Stock available for issuance pursuant to awards granted under the 2006 Stock Incentive Plan is nine million (9,000,000), representing approximately 3% of the issued and outstanding shares of the Common Stock at April 25, 2006. Stock appreciation rights, or SARs, exercised and settled in shares of Common Stock will be counted in full amount exercised against the number of shares available for grant under the 2006 Stock Incentive Plan, regardless of the number of net shares issued upon settlement of the SARs. For example, if an SAR related to 100 shares is exercised and settled by the issuance of 70 shares, the maximum number of shares remaining available for award under the 2006 Stock Incentive Plan would be reduced by 100 shares.

     The maximum number of shares of Common Stock that we may issue under the 2006 Stock Incentive Plan pursuant to the grant of incentive stock options is nine million (9,000,000) or, if less, the maximum number of shares issuable under the 2006 Stock Incentive Plan. In addition, no participant whose compensation may be subject to the limitations on deductibility under Internal Revenue Code Section 162(m) (See “Certain Federal Tax Effects,” below) may receive more than one million shares of Common Stock pursuant to Awards in any one fiscal year. For purposes of these restrictions, we will treat an option and related SAR as a single award.

     The following will not reduce the remaining shares available for issuance pursuant to awards under the 2006 Stock Incentive Plan: (i) dividends, including dividends paid in shares of Common Stock, or dividend equivalents paid in cash in connection with outstanding awards; (ii) awards which, by their terms, are settled in cash rather than the issuance of shares; (iii) any shares subject to an award under the 2006 Stock Incentive Plan that are forfeited, cancelled, terminated, expires, or lapses for any reason, and shares subject to an award that are repurchased or reacquired by us; and (iv) any shares a participant surrenders or we withhold to pay the option or purchase price for an award or use to satisfy any tax withholding requirement in connection with the exercise, vesting, or earning of an award if, in accordance with the terms of the 2006 Stock Incentive Plan, a participant pays such option or purchase price or satisfies such tax withholding by either tendering previously owned shares or having us withhold shares.

     Permissible Awards. We may grant awards under the 2006 Stock Incentive Plan which include incentive stock options and nonqualified stock options; SARs; restricted awards in the form of restricted stock awards and restricted stock units; performance awards in the form of performance shares and performance units; phantom stock awards; and dividend equivalent awards. We discuss the material terms of each type of award below.

     Options. The 2006 Stock Incentive Plan authorizes the grant of both incentive stock options and non-qualified stock options, both of which are exercisable for shares of Common Stock, although incentive stock options may only be granted to our employees. The Compensation Committee will determine the option price at which a participant may exercise an option, and the option price must be no less than 100% of the fair market value per share of the Common Stock on the date of grant, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock or the stock of our parent or subsidiary corporations, if any.

     Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or cash equivalent; in addition, where the Compensation Committee and applicable laws, rules, and regulations permit, a participant may also make payment:

  by delivery of shares of Common Stock to the Company, if acceptable by the Compensation Committee;

  by shares of Common Stock withheld upon exercise;

  by delivery of written notice of exercise to the corporate secretary of the Company and irrevocable instructions to a broker to deliver to the Company the funds to pay the option price;

  by such other payment methods as the Compensation Committee may approve and which are acceptable under applicable law; or

  by any combination of these methods.

     At the time of an option grant, the Compensation Committee will determine the term and conditions of an option, the period or periods during which a participant may exercise an option, and the option term for each option (which may not exceed 10 years for incentive and non-qualified stock options, or five years for incentive stock options with respect to an employee who owns stock and who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any). Options are also subject to certain restrictions on exercise if the participant terminates employment or service. The Compensation Committee also has authority to establish other terms and conditions related to options.

     Stock Appreciation Rights. Under the terms of our 2006 Stock Incentive Plan, we may grant SARs to the holder of an option with respect to all or a portion of the shares of Common Stock subject to the option or we may grant SARs separately. Upon the exercise of an SAR, the holder may receive consideration paid either (i) in cash; (ii) shares of Common Stock valued at fair market value on the date of the SAR exercise; or (iii) a combination of cash and shares of Common Stock, as the Compensation Committee determines. Upon the exercise of an SAR, a participant is entitled to receive from us consideration in an amount determined by multiplying the difference between the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR by the number of shares of Common Stock with respect to which the SAR is being exercised.

     Notwithstanding the foregoing, the Compensation Committee, in its discretion,  may limit the amount payable with respect to an SAR. The base price of the SAR may be no less than 100% of the fair market value per share of the Common Stock on the date the SAR is granted. To the extent required by Internal Revenue Code Section 409A, SARs will be structured in a manner designed to be exempt from, or to comply with, the requirements of Internal Revenue Code Section 409A.

     SARs are exercisable according to the terms established by the Committee and stated in the applicable award agreement. Upon the exercise of an SAR granted to the holder of an option, the related option is deemed to be cancelled to the extent of the number of shares as to which the holder of an option exercises the SAR. No participant may exercise an SAR more than 10 years after it was granted, or such shorter period as may apply to related options. Each award agreement will set forth the extent to which the holder of an SAR will have the right to exercise an SAR following termination of the holder’s employment or service with the Company.

     Restricted Awards. Subject to the limitations of the 2006 Stock Incentive Compensation Plan, the Compensation Committee may, in its sole discretion, grant restricted awards to such individuals in such numbers, upon such terms, and at such times as the Compensation Committee shall determine. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards may be payable in shares of Common Stock. Restricted stock units may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of our 2006 Stock Incentive Plan and the discretion of the Committee.

     The Compensation Committee has authority to determine the nature, length, and starting date of the period during which a participant may earn a restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned. These conditions may include: (i) attainment of performance objectives; (ii) continued service or employment for a certain period of time, or a combination of attainment of performance objectives and continued service; (iii) retirement; (iv) disability; (v) death; or (vi) any combination of the preceding conditions.

     Subject to the terms of the 2006 Stock Incentive Plan and the requirements of Internal Revenue Code Section 409A, the Compensation Committee has authority to determine whether and to what degree restricted awards have vested and been earned and are payable. The Compensation Committee also may, subject to Internal Revenue Code Section 409A, accelerate the date that any restricted award will be deemed vested or earned, without any obligation to accelerate such date with respect to other restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of our 2006 Stock Incentive Plan and the individual award, the participant will forfeit the award unless the Compensation Committee determines otherwise.

     Performance Awards. Subject to the limitations of the 2006 Stock Incentive Plan, the Compensation Committee may, in its discretion, grant performance awards to such eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of our Common Stock, the cash value thereof, or a combination thereof in the Compensation Committee’s discretion, which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of our Common Stock. An award of a performance unit is a grant of a right to receive shares of our Common Stock or a designated dollar value amount of Common Stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value determined in a dollar amount established by the Compensation Committee at the time of grant.

     Subject to the terms of the 2006 Stock Incentive Plan and the requirements of Internal Revenue Code Section 409A, the Compensation Committee has the authority to determine the nature, length and starting date of the period during which a participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance Awards granted under the 2006 Stock Incentive Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, operating expenses to average assets ratio, cash operating expenses to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, operating earnings, operating efficiency ratio, interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives (consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management), or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company, and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity, and/or shares of common stock outstanding, or to assets or net assets.

     No later than 90 days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Internal Revenue Code), the Compensation Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

     Effect of a Change in Control. Except as otherwise provided by the Compensation Committee in connection with the grant of an Award, in the event of a change in control of the Company (as defined in the 2006 Stock Incentive Plan), the unvested portion of all outstanding awards granted under the 2006 Stock Incentive Plan will automatically become fully vested and exercisable and all restrictions on all outstanding awards granted under the 2006 Stock Incentive Plan shall immediately lapse and, if so provided in a participant’s award agreement, all options outstanding as of the change in control will remain exercisable through the expiration of the option period without regard to the participant’s employment or service status. The Compensation Committee also shall have discretion to determine that acceleration or any other effect of a change in control on an Award shall be subject to both the occurrence of a change in control event and termination of employment or service of the participant. Any such determination of the Compensation Committee shall be stated in an individual award agreement.

     Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of the Common Stock into a lesser number of shares, the share authorization limits under the 2006 Stock Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects the Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares, the share authorization limits under the plan will be adjusted proportionately, and the  Compensation Committee may adjust the plan and outstanding awards to preserve the benefits or potential benefits of the awards.

     Termination and Amendment. The Board of Directors may, at any time and from time to time, terminate or amend the 2006 Stock Incentive Plan, but if an amendment to the plan would materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, materially expand the class of participants eligible to participate in the plan, materially extend the term of the plan or otherwise constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies, or regulations, then such amendment will be subject to shareholder approval. In addition, the Board of Directors may condition any amendment on the approval of the Company’s shareholders for any other reason. No termination or amendment of the plan may adversely affect any award previously granted under the plan without the written consent of the participant.

     The Compensation Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the Company’s shareholders or otherwise permitted by the anti-dilution provisions of the 2006 Stock Incentive Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Effects

     Under current federal laws, in general, recipients of awards and grants of nonqualified stock options, SARs, restricted stock, dividend equivalents, performance awards, and stock payments under our 2006 Stock Incentive Plan are taxable under the Internal Revenue Code upon their actual or constructive receipt of common stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Internal Revenue Code and certain reporting requirements, the Company will be entitled to an income tax deduction with respect to the amounts taxable as ordinary income to such recipients. Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxed on their receipt of common stock upon their exercises of incentive stock options if the option stock is held for specified minimum holding periods and, in such event, the Company would not be entitled to income tax deductions with respect to such exercises. If Internal Revenue Code Section 409A is deemed to apply to the 2006 Stock Incentive Plan or any award, and the 2006 Stock Incentive Plan and award do not, when considered together, satisfy the requirements of Section 409A during a taxable year, the participant will have ordinary income on the amount of all deferrals subject to Section 409A in the year of non-compliance to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20 percent on all amounts includible in income and may also be subject to interest charges under Section 409A. Subject to Section 162(m) of the Internal Revenue Code and certain reporting requirements, we will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant.

     Internal Revenue Code Section 409A Requirements. The 2006 Stock Incentive Plan is intended to comply with Section 409A of the Internal Revenue Code. To the extent that Section 409A is deemed to apply to the 2006 Stock Incentive Plan or any award, the plan and all such awards will, to the extent practicable, be construed in accordance with Section 409A. Section 409A imposes certain requirements on compensation that is deemed under Section 409A to involve deferred compensation

     Performance-based Compensation—Section 162(m) Requirements. The 2006 Stock Incentive Plan is structured to comply with the requirements imposed by Section 162(m) of the Internal Revenue Code and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under the plan to covered employees. Section 162(m) of the Internal Revenue Code generally denies an employer a deduction for compensation paid to covered employees, who are generally the named executive officers, of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

     Section 83(b) Elections. Participants may elect, under Section 83(b) of the Internal Revenue Code, within 30 days of the grant of stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without restrictions) over the purchase price of the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the date of grant, the participant’s tax basis will equal the fair market value of the shares on such date (determined without regard to restrictions), and the Company will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year such income is taxable.

Prohibition on Repricing

     Under the 2006 Stock Incentive Plan, outstanding stock options or SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. We acknowledge that the following actions are considered to be indirect repricing, and therefore, would require the prior consent of our shareholders:

  The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying Common Stock) for another award;

  Canceling options and/or SARs and granting lower priced options and/or SARs;

  Canceling options and/or SARs and replacing the canceled awards with a full-value award; and

  Cashing out an option.

New Benefits to Named Executive Officers and Others

     As of May 12, 2006, no awards have been granted under the 2006 Stock Incentive Plan. All awards under the 2006 Stock Incentive Plan will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individual or groups pursuant to the 2006 Stock Incentive Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2006 Stock Incentive Plan had been in effect.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”
THE PROPOSAL TO APPROVE THE 2006 STOCK INCENTIVE PLAN.

PROPOSAL 5.

SHAREHOLDER PROPOSAL

     The following shareholder proposal is included in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission and is not endorsed by the Board of Directors. The Company and the Board of Directors accept no responsibility for the proposal and include it in the form submitted by the shareholder. The Company will provide the number of shares of the Company’s common stock owned by such shareholder upon receiving an oral or written request for such information.

Elect Each Director Annually

     RESOLVED: Shareholders request that our Directors take the necessary steps, in the most expeditious manner possible, to adopt annual election of each director. This includes complete transition from the current staggered system to 100% annual election of each director in one election cycle if practicable. If it is practicable to transition in one-year, taking 3-years will not substitute for taking one year. Also to transition solely through direct action of our board if practicable.

     The Safeway 2004 definitive proxy is one example of converting from a 100% staggered system to a 100% annual election of each director system in one election cycle. Southwest Airlines began transition to annual election of each director solely through direct action by the Southwest Airlines board in 2005.

     William Steiner, 112 Abbottsford Gate, Piermont, NY 10968 submitted this proposal.

     66% Yes-Vote

     Thirty-three (33) shareholder proposals on this topic won an impressive 66% average yes vote in 2005 through late-September. The Council of Institutional Investors www.cii.org, whose members have $3 trillion invested, recommends adoption of this proposal topic.

     Progress Begins with One Step

     It is important to take one step forward and adopt the above RESOLVED statement since our 2005 governance standards were not impeccable. For instance in 2005 it was reported (and certain concerns are noted):

o	The Corporate Library (TCL) http://www.thecorporatelibrary.com/ a pro-investor research firm rated our company:

“D” in Overall Board Effectiveness.
“F” in Board Composition.
“F” in Takeover Defenses.
“F” in Accounting.
Overall Governance Risk Assessment = High

o	We were allowed to vote on individual directors only once in 3-years Accountability concern.

o	Yet our directors can be elected with a single yes-vote from our 260 million shares under plurality voting.

o	We would have to marshal an awesome 80% shareholder vote to make certain key improvements Entrenchment concern.

o	Cumulative voting was not allowed.

o	Our directors were still protected by a poison pill.

o	Our lead director Mr. Blake, age 80 was rated a “problem director” because he chaired the director nomination committee at New York Community Bancorp, which received a Board Composition grade of “F” by TCL.

o	Additionally we had:

15 directors Unwieldy board concern and potential CEO dominance.

8 directors over age 70.

3 inside directors Independence concern.

2 directors with non-director links to our company Independence concern.

3 directors with 16 to 37 years tenure Independence concern.

These less-than-best practices reinforce the reason to take one step forward and adopt annual election of each director.

     Best for the Investor

     Arthur Levitt, Chairman of the Securities and Exchange Commission, 1993-2001 said: In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.

     “Take on the Street” by Arthur Levitt

Elect Each Director Annually

Yes on 5

BOARD RECOMMENDATION TO VOTE AGAINST
PROPOSAL 5 — STOCKHOLDER PROPOSAL

     Your Board of Directors takes the views of the Company’s shareholders seriously and has given careful consideration to the above proposal that all members of the Board be elected annually. As set forth below, the Board has determined, after careful review, that this proposal is not in the best interests of the Company or our shareholders, and unanimously recommends that you vote against it.

     Under the Company’s system of electing directors by classes, each director serves a three-year term, each class is as nearly equal as possible and one of the three classes is elected each year. This staggered election of directors is a common practice which has been adopted by the shareholders of many major corporations. It is specifically permitted by the laws of many states, including the State of Delaware (the state in which the Company is incorporated), as well as the rules of the New York Stock Exchange.

     It is the Company’s position that the individuals who constitute New York Community Bancorp, Inc.’s Board of Directors are highly qualified and dedicated to the best interests of the Company and its shareholders. An experienced, knowledgeable Board of Directors is a tremendous asset to the Company, ensuring that it is managed well and profitably for the benefit of its shareholders. Since a classified board structure was adopted twelve years ago, the Company has grown significantly and profitably. Among the Company’s many accomplishments benefiting its shareholders during this period are the following:

  The Company was recognized by SNL Financial as the top-performing large thrift in the nation on the basis of our financial performance from 1998 through 2003;

  Our 2004 financial performance was recognized by SNL Financial as the best among all thrifts with assets exceeding $1 billion;

  We have consistently ranked among the 10 most efficient bank holding companies in the nation;

  We have raised our dividend 19 times since its inception in the third quarter of 1994, and the current dividend is 90 times greater than the dividend initially paid;

  In 2004, we were ranked the 12th best performer by The Wall Street Journal on the basis of our return to investors for the ten years ended December 31, 2003; and

  Our total return to investors for the ten years ended December 31, 2005 was 936.7%.

     Our Board of Directors has concluded that the Company’s classified board structure continues to be in the best interests of the Company and our shareholders. Specifically, our Board believes that there are compelling arguments favoring multi-year terms, including the following:

     Accountability to Shareholders and Effective Corporate Governance. Directors elected for staggered terms are just as accountable to shareholders as directors elected annually. The Board in its present form is accountable to the shareholders and committed to sound corporate governance practices. A significant majority of the Board is comprised of independent directors and all directors owe fiduciary duties to the Corporation and its shareholders regardless of the length of the term for which they are elected. In addition, the Board has implemented measures to further foster accountability, including the adoption of Corporate Governance Guidelines that focus on the independence and quality of members of the Board, its effective functioning, and annual evaluations of the Board and its committees.

     Classified boards of directors are very common among large public corporations. According to the 2005 report by the Investor Responsibility Research Center, 54% of the companies in the S&P 500, 65% of the companies in the S&P Mid-Cap 400, and 61% of the companies in the S&P SmallCap 600 have classified boards.

     Stability and Continuity. A classified board structure provides continuity and stability of leadership and policy because a majority of the directors at any given time will have prior experience as directors of the Company. Consequently, the Board has a solid knowledge of the Company, a broader perspective on its operations, and a better understanding of its future plans and opportunities. This structure enables the directors to build on past experience for more effective long-term strategic planning and serves to moderate changes in corporate policies, business strategies and operations. Prior experience and knowledge are exceedingly important in any business and especially important in the highly competitive financial services industry.

     Protections Against Unfair and Abusive Tactics. A classified board is widely used by major corporations to safeguard against the efforts of third parties intent on quickly seizing control of the business and assets of the corporation. Without this protection, a hostile replacement of the Board could take place in less than 12 months. With the protection of a staggered board, a third party seeking control of the Company must negotiate with the Board, giving the Board the time necessary to evaluate any proposal, study alternatives and seek the best result for all stockholders. If all directors are elected at once, a third party can orchestrate the complete removal of all sitting directors with a biased board of directors, or one unschooled in the tangible and intangible values of the corporation. Moreover, a mere attempt to obtain control, even if unsuccessful, can seriously disrupt the conduct of the business of a company and cause it to incur substantial expense. Therefore, our existing Board structure gives it the time and leverage necessary to negotiate on behalf of shareholders, to evaluate the adequacy and fairness of takeover proposals, and to consider alternative methods of maximizing shareholder value.

     Enhanced Director Independence. It is also the Board’s opinion that electing directors to three-year terms, rather than one-year terms, enhances the independence of non-management directors. It permits them to act independently and on behalf of shareholders without worrying whether they will be re-nominated by the other members of the Board each year. The freedom to focus on the long-term interests of the Company instead of on the renomination process leads to greater independence and better governance.

     Effect of Proposal. Finally, this proposal, if approved, is not binding and would not automatically result in a declassified Board. Under the corporation law of the State of Delaware, the action recommended in the proposal could be taken only if the Board of Directors recommended an amendment relating to Article SIXTH of the Company’s Certificate of Incorporation and directed that the amendment be submitted to a vote of the Company’s shareholders. Under the terms of the Company’s Certificate of Incorporation, an affirmative vote of 80% of the outstanding shares of Common Stock entitled to vote would be required at a future meeting of the Company’s shareholders in order to amend the staggered election of directors. The Board of Directors has not recommended, and does not recommend, such an amendment. Therefore, a vote in favor of this shareholder proposal is only an advisory recommendation to the Board of Directors that it take steps to initiate such an amendment.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL.

CORPORATE GOVERNANCE

     General. The Company periodically reviews its corporate governance policies and practices. This process includes comparing its current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company adopts any changes in corporate governance policies that the Board of Directors believes are best for the Company. As part of the Company’s continuing efforts to strengthen its corporate governance practices, protect the interests of our shareholders, and reflect the adoption of the New York Stock Exchange corporate governance rules, the Board of Directors has taken several important actions:

     Corporate Governance Guidelines. The Board has adopted and reviewed a set of Corporate Governance Guidelines, which are available on the corporate governance pages of the Company’s website, www.myNYCB.com and is available in print to any shareholder who requests a copy. These Guidelines address, among other things, the qualifications and responsibilities of directors, functions of the Board and Board committees, director compensation, training, and performance evaluations, and management performance evaluations and succession.

     Director Independence. The Board of Directors of the Company has determined that the following directors are “independent” within the meaning of the rules of the New York Stock Exchange: Donald M. Blake, Dominick Ciampa, Maureen E. Clancy, Thomas A. Doherty, Robert S. Farrell, William C. Frederick, M.D., Max L.

Kupferberg, Michael J. Levine, Guy V. Molinari, John A. Pileski, and Spiros J. Voutsinas. Additionally, the Board has determined that each of the members of the Audit, Nominating and Corporate Governance, and Compensation Committees is independent in accordance with the listing standards of the New York Stock Exchange and the rules of the SEC. In determining the independence of its members, the Board broadly considers all facts and circumstances it deems to be relevant and does not limit such review to a specific set of categorical independence standards. Such determinations are made not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.

     In arriving at its conclusions with respect to the directors named above, the Board determined that the directors had no material relationship (as such term is defined under the listing standards of the New York Stock Exchange) with the Company either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company. Additionally, with respect to Director Levine, who is a principal in organizations that maintain lending relationships with the Community Bank, the Board has determined that the subject loans did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the same time for comparable transactions with unaffiliated persons and, accordingly, the lending relationships maintained by the Community Bank with Mr. Levine would not be inconsistent with a determination that he is independent as a director of the Company. Further, Director Levine possesses significant knowledge of, and is a principal in companies that actively participate in, the New York metropolitan real estate housing market where the Community Bank currently conducts a significant portion of its lending business. The Board has determined that it is in the best interests of the Community Bank and the Company not to exclude such potential borrowers from conducting business with the Community Bank in accordance with the arms-length terms described above and under circumstances that are no more favorable than those available to the Community Bank’s other borrowers.

     Procedures to be Followed by Shareholders in Recommending Director Candidates. It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Board. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

a.	the name of the person recommended as a director candidate;

b.	all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

c.	the written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

d.	the name and address of the shareholder making the recommendation, as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Common Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Common Stock;

e.	a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person; and

f.	such other information as the Company may require in accordance with its established nomination procedures then in effect.

     In order for a director candidate to be considered for nomination at the Company’s Annual Meeting of Shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s Annual Meeting, advanced by one year.

     Code of Business Conduct and Ethics. New York Community Bank and New York Commercial Bank maintain a Code of Professional Conduct applicable to all Community Bank and Commercial Bank employees, respectively, that sets forth requirements relating to ethical conduct, conflicts of interest, and compliance with the law. The Code of Professional Conduct requires that the Community and Commercial Bank’s employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s and the respective banks’ best interests. The Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer are bound by the Code of Professional Conduct. In addition, the Board of Directors of the Company  has adopted a Code of Business Conduct and Ethics for the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer of the Company. A copy of that Code, which also applies to the Directors and all other employees of the Company, is available, free of charge, on the corporate governance pages of our website, www.myNYCB.com, and is available in print to any shareholder who requests a copy.

     Presiding Director. The Board of Directors has determined that the Chairman of the Nominating and Corporate Governance Committee, currently Donald M. Blake, also shall serve as a presiding director, whose primary responsibility is to preside over periodic executive sessions of the Board in which management directors and other members of management do not participate. The presiding director also advises the Chairman of the Board and, as appropriate, other committee chairpersons with respect to agenda and information needs relating to the Board and its committee meetings, and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

     Communication with the Board of Directors. Shareholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to: Presiding Director, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590. Letters addressed to the Presiding Director will be opened by the Company’s General Counsel, who will review them and forward a summary of such correspondence to the Presiding Director and, if applicable, the Board. If the General Counsel determines that an item of correspondence relates to the functions of the Board or its committees, or otherwise requires their attention, he will direct the item itself to the Presiding Director or other Board members. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Presiding Director as provided above and request copies of any correspondence.

ADDITIONAL INFORMATION

Shareholder Proposals

     To be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting of Shareholders to be held in 2007, a shareholder proposal must be received by the Secretary of the Company, at the address set forth on the Notice of Annual Meeting that accompanies this Proxy Statement, not later than January 12, 2007. If such Annual Meeting is held on a date more than thirty (30) days from June 7, 2007, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such Annual Meeting. Any such proposal will be subject to the proxy rules adopted by the Securities and Exchange Commission.

Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by, or at the direction of, the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder, to be timely, must be received not later than the close of business on the tenth day following the date on which the Company’s notice to shareholders of the annual meeting date was mailed or such public disclosure was made.

Attendance at the Annual Meeting

     If you are a holder of record and plan to attend the Annual Meeting, please indicate this when you vote. The top half of the proxy card is your admission ticket. When you arrive at the Annual Meeting, you will be asked to present photo identification, such as a driver’s license. If you hold your Common Stock in street name, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your Common Stock held in street name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Other Matters Which May Properly Come Before the Annual Meeting

     The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Meeting, it is the intention of the members of the proxy committee to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to sign, date, and return your proxy card or to vote via the Internet or by telephone promptly. If you are then present and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

Householding of Proxy Statements and Annual Reports

     The SEC has adopted rules that permit companies to mail a single proxy statement and a single annual report to two or more shareholders sharing the same address. This practice is known as “householding.” Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case, and unless the Company receives contrary instructions from you, we will continue to “household” your proxy statement and annual report for the reasons stated above.

     If you are a shareholder or a beneficial owner at a shared address to which a single copy of both the proxy statement and the annual report have been delivered, and you would like to receive your own copy of this proxy statement and the annual report, you may obtain them electronically from the Investor Relations portion of our website, www.myNYCB.com, by selecting “SEC Documents”; by contacting the Investor Relations Department of the Company by phone (516-683-4420) or by e-mail (ir@myNYCB.com); or by writing to the Investor Relations Department of the Company and indicating that you are a shareholder at a shared address and would like an additional copy of each document.

     If you are a recordholder and would like to receive a separate proxy statement or annual report in the future, please contact Mellon Investor Services either by phone at (866) 293-6077, by e-mail at shrrelations@mellon.com, or by mail at 480 Washington Boulevard, Jersey City, New Jersey 07310. If you are a beneficial owner and would like to receive a separate proxy statement or annual report in the future, please contact your broker, bank, or other nominee.

     If, on the other hand, you are a multiple shareholder sharing an address, and are receiving multiple copies of this proxy statement or the annual report, please contact Mellon Investor Services at one of the numbers or addresses listed above so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares, and you wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee so that all shareholders at the shared address can request that only a single copy of each document be mailed to your address in the future.

     A copy of the Company’s Annual Report on Form 10-K and on Form 10-K/A for the year ended December 31, 2005, as filed with the SEC, was previously mailed to you on or about April 28, 2006. An additional copy will be furnished without charge to shareholders upon written request to New York Community Bancorp, Inc., Investor Relations Department, 615 Merrick Avenue, Westbury, New York 11590.

By Order of the Board of Directors,

Westbury, New York	R. Patrick Quinn
May 12, 2006	Executive Vice President,
Chief Corporate Governance Officer,
and Corporate Secretary

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN
THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

Appendix A

     NEW YORK COMMUNITY BANCORP, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN

1. Purpose of the Plan

     The purpose of the Management Incentive Compensation Plan (the “Plan”) is to (i) link executive compensation to the attainment of specific corporate performance objectives and (ii) to provide a competitive reward structure for executive management. The Company intends that Awards under this Plan satisfy the applicable requirements of Section 162(m) of the Code in order to preserve the tax deductibility of such Performance Awards. It is intended that the Plan shall be operated and interpreted such that Performance Awards remain tax deductible by the Company

2. Definitions

     Affiliate means New York Community Bank, New York Commercial Bank or any other entity controlled by the Company.

     Award means a cash payment made to a Participant pursuant to the terms of this Plan.

     Base Salary means, as to a Performance Period, a Participant’s actual salary rate in effect as of the first business day of the Performance Period pursuant to a determination made prior to the Determination Date. Such salary shall be before (i) deductions for taxes and benefits, and (ii) deferrals of compensation pursuant to Company- or Affiliate-sponsored plans.

     Board means the Board of Directors of the Company.

     Code means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding, such section or regulation.

     Committee means the Compensation Committee of the Company’s Board of Directors, or any other committee appointed by the Board pursuant to Section 3.1 of the Plan.

     Company means New York Community Bancorp, Inc., a Delaware corporation.

     Determination Date means, as to a Performance Period, a date not later than the latest date possible that will not jeopardize the qualification of amounts paid under the Plan as “performance-based compensation” under Code Section 162(m).

     Participant means, as to any Performance Period, an officer of the Company or an Affiliate at the level of senior vice president or above who has been selected by the Committee for participation in the Plan for such Performance Period.

     Performance Measure means the performance criteria set forth in Section 5.4 of the Plan.

     Performance Period means a period of not greater than twelve months that is designated by the Committee for the purposes specified herein. Subject to Code Section 162(m), the Committee may designate one or more Performance Periods which may or may not run concurrently.

     Termination of Employment means the time when the employee-employer relationship between the Participant and the Company and its Affiliates is terminated for any reason, including, but not limited to, a termination by resignation, discharge, death, permanent disability, or retirement, but excluding any such termination where there is a simultaneous reemployment by either the Company or an Affiliate.

3. Administration of the Plan

     3.1 The Plan shall be administered by a committee consisting of at least two of the members of the Compensation Committee of the Company who qualify as “outside directors” within the meaning of Code Section 162(m) or such other committee designated by the Board of Directors of the Company consisting of at least two “outside directors” within the meaning of Code Section 162(m).

     3.2 Subject to the provisions of the Plan, the Committee shall have exclusive authority to select the Plan Participants for a Performance Period, determine the relative percentages of the Award based upon Company performance and individual performance, and determine the Award levels and the performance thresholds that must be achieved prior to payment of Awards. For each Performance Period, all such actions shall be taken by the Determination Date.

     3.3 The Committee shall have all discretion and authority necessary or appropriate to administer the Plan, including, but not limited to, the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable in the administration of the Plan. Such determination shall be final and binding upon all persons having an interest in the Plan.

     3.4 A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present, or any action taken without a meeting by a writing executed by a majority of the Committee, shall constitute the act of the Committee.

     3.5 All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinion, or valuations of any such persons. No member of the Committee shall be personally liable for, and all members of the Committee shall be fully protected by the Company in respect of, any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes criminal misconduct, willful negligence, or demonstrates bad faith.

4. Eligibility and Participation

     The Plan is designed for the benefit of those senior officers of the Company and its Affiliates whose responsibilities and performance significantly influence Company results. Plan Participants shall be selected by the Committee for each Performance Period prior to or on the Determination Date for such Performance Period. Participation in the Plan is on a Performance Period basis only and in the sole discretion of the Committee. No Participant with respect to a specific Performance Period shall be entitled to participate in the Plan in a subsequent Performance Period unless selected as a Participant for such Performance Period by the Committee.

5. Determination of Awards

     5.1 Prior to or on the Determination Date, the Committee, in its sole discretion, shall assign each Participant a target Award and prescribe all other factors to be used for determining the amount of the Awards to be paid to Participants pursuant to the Plan for a Performance Period. The Committee shall also prescribe the percentage of the target Award for each Participant that will be determined based upon Company Performance Measures and the percentage that will be determined based upon individual performance factors. Target Awards shall be expressed as a percentage of Base Salary. Notwithstanding any other provision of the Plan, the maximum Award payable pursuant to the Plan to a Participant for any Performance Period shall be $3,000,000.

     5.2 The Committee shall prescribe what portion of the target Award will be determined based upon each type of Performance Measure to be used for a Performance Period, and the level of achievement of each such goal for the Performance Period that must be reached to earn the portion of the target Award related to such goal. The Committee may also prescribe levels of achievement that will result in an Award higher or lower than the target Award and set minimum achievement thresholds below which no Award based on the particular performance goal will be paid.

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     5.3 Actual corporate performance will determine the amount of the portion of the Award related to Company performance for each individual Participant that has been earned based on the extent to which the pre-determined thresholds are achieved or exceeded by the Company. All calculations related to the Performance Measures listed in Sections 5.4 shall be made in accordance with generally accepted accounting principles and may exclude any significant non-recurring items that are specified by the Committee. Specifically, (i) Performance Measures based upon cash earnings or cash returns may refer to, or be calculated based upon, net income adjusted to exclude non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits and (ii) Performance Measures based upon cash operating expenses shall refer to operating expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits.

     5.4 The Committee, in its sole discretion, may select the Performance Measures for any Performance Period from among the following:

(i)	Basic earnings per common share,
(ii)	Basic cash earnings per common share,
(iii)	Diluted earnings per common share,
(iv)	Diluted cash earnings per common share,
(v)	Net income,
(vi)	Cash earnings,
(vii)	Net interest income,
(viii)	Non-interest income,
(ix)	Operating expenses to average assets ratio,
(x)	Cash operating expenses to average assets ratio,
(xi)	Efficiency ratio,
(xii)	Cash efficiency ratio,
(xiii)	Return on average assets,
(xiv)	Cash return on average assets,
(xv)	Return on average stockholders’ equity,
(xvi)	Cash return on average stockholders’ equity,
(xvii)	Return on average tangible stockholders’ equity,
(xviii)	Cash return on average tangible stockholders’ equity,
(xix)	Operating earnings,
(xx)	Operating efficiency ratio,
(xxi)	Interest rate spread,
(xxii)	Loan production volume,
(xxiii)	Non-performing loans,
(xxiv)	Cash flow,
(xxv)	Strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or
(xxvi)	any combination of the foregoing.

     5.5 The Committee shall prescribe the portion of the target Award that will be determined based upon each type of individual performance goal to be used for a Performance Period, and the levels of achievement of each such goal for the Performance Period that must be reached to earn the portion of the target Award related to such goal. The Committee may also prescribe levels of achievement that will result in an Award higher or lower than the target Award and set minimum achievement thresholds below which no Award based on the particular performance goal will be earned. The portion of the Award related to individual performance goals shall be based upon satisfactory achievement of the individual performance goals established by the Committee. The Committee shall take into consideration the advice of the Chief Executive Officer of the Company for this purpose, but the Committee shall make the final determination.

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     5.6 Except as provided in this Section 5.6, Performance Measures established for a specified Performance Period shall not thereafter be subject to revision or alteration. In the event the Committee determines that a revision or alteration of the target Awards or Performance Measures for a specified Performance Period is appropriate, the Committee shall reestablish such target Awards or Performance Measures to maintain as closely as possible the previously established expected level of overall performance, taken as a whole, as is practicable. Notwithstanding the foregoing, any adjustments to the target Awards or Performance Measures applicable to a “covered employee” within the meaning of Section 162(m) shall conform to the requirements of Code Section 162(m) of the Code and the regulations promulgated thereunder. In connection with a possible revision or alteration of Performance Measures, the Committee may consider factors including, but not limited to, the occurrence of a business combination involving the Company, the declaration and distribution of stock dividends or stock splits, mergers, consolidation or reorganizations, acquisitions or dispositions of a material business units, or infrequently occurring or extraordinary gains or losses.

     5.7 The Committee may, in its sole discretion, adjust the amount of an Award for any or all Participants if it determines that circumstances (including, but not limited to, the subjective appraisal of the Participant’s performance for the Performance Period) warrant; provided, however, that in the case of  a “covered employee” within the meaning of Section 162(m), any such adjustment shall only result in a reduced, but not an increased, payment.

     5.8 Any provision of this Plan to the contrary notwithstanding, in the event that an individual becomes employed by the Company or an Affiliate after the beginning of the Performance Period and the Committee, in its sole discretion, selects such individual for participation in the Plan for such initial Performance Period of employment, the Committee may designate a short performance period (instead of the Performance Period) for purposes of this Plan for such Participant that ends on the last day of such Performance Period but begins on a date that is later than the first day of such Performance Period. In such event, the Committee shall establish levels of achievement for the short performance period for those performance factors selected by the Committee for such Participant under the preceding provisions of this Article 5. References in the Plan to the “Performance Period” with respect to any such Participant shall refer to the short performance period established by the Committee pursuant to this Section 5.6 and references in the Plan to the “Determination Date” with respect to such Participant shall mean the latest date possible that will not jeopardize the amounts paid under the Plan as “performance-based compensation” under Code Section 162(m) with respect to such short performance period. In no event shall an individual who is a “covered employee” within the meaning of Section 162(m) be added to the Plan as a Participant after the eighth month of the Performance Period.

6. Payment of Award

     Prior to the payment of any Awards, the Committee shall certify in writing the level of achievement for each Company performance goal for the Performance Period and the level of achievement by each Participant with respect to any individual performance goals applicable to such Participant’s award and determine the amount of the Award, if any, payable to each Participant. Payment of Awards shall be made in cash as soon as administratively practicable following the Committee’s certification. Participants shall be entitled to elect, prior to a date specified by the Compensation Committee, to defer receipt of a cash payment in accordance with the terms of any Company deferred compensation plan in effect at the time and applicable to such cash payment. Notwithstanding any contrary provision of the Plan, (a) if a Participant experiences a Termination of Employment prior to the end of a Performance Period, the Committee, in its sole discretion, may reduce or eliminate the Award to be paid to such Participant for such Performance Period pursuant to this Plan and the Award, if any, paid to such a Participant will be paid at the same time as applicable to all Participants, and (b) no provision of the Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled. The Company shall withhold all applicable taxes required by law from any payment, including any federal, FICA, state, and local taxes.

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7. Employment Rights

     Nothing in the Plan shall confer upon any Participant the right to continue in the employ of the Company or its Affiliates or shall interfere with or restrict in any way the rights of the Participant’s employer to discharge or change the terms of employment of any Participant at any time for any reason whatsoever, with or without cause.

8. Effect Upon Other Plans

     The adoption of the Plan shall not affect any other equity or other compensation or incentive plan in effect for the Company or any Affiliate, and the Plan shall not preclude the Board from establishing any other forms of incentive compensation for employees of the Company or its Affiliates.

9. Governing Law

     The Plan shall be construed, administered, and enforced according to the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.

10. Notices.

     Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection, or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to the Committee, at the Company’s principal executive offices, and to a Participant, to the Participant’s address as shown in the Company’s personnel records.

11. Successors and Assigns.

     The provisions of the Plan shall inure to the benefit of and be binding upon, the Participants and their respective legal representatives and testate or intestate distributes, and the Company, its Affiliates, and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of the Company may be sold or otherwise transferred.

12. Amendment, Suspension, or Termination of the Plan

     The Board, in its sole discretion, may alter, amend, or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required to ensure the Plan’s qualification under Code Section 162(m) as “performance-based compensation,” any such amendment shall be subject to shareholder approval.

13. Severability.

     If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

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14. Qualified Performance-based Compensation.

     With regard to compensation paid to Participants under this Plan, all of the terms and conditions of the Plan shall be interpreted in such a manner as to qualify all compensation paid hereunder as “qualified performance-based compensation” within the meaning of Code Section 162(m).

15. Effective Date; Term.

     The Plan shall be effective upon adoption by the Board of Directors of the Company, subject to approval by shareholders. If the Plan is not approved by the shareholders, the Plan shall terminate and all actions taken under the Plan shall be null and void and no payments shall be made under the Plan. The Plan shall expire after the completion of the Performance Period ending December 31, 2010 and the payment of Awards, if any, payable with respect to such Performance Period.

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Appendix B

THE NEW YORK COMMUNITY BANCORP, INC.
2006 STOCK INCENTIVE PLAN

1. DEFINITIONS

     In addition to other terms defined herein, the following terms shall have the meanings given below:

     Administrator means the Committee.

     Affiliate means any Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with, or controls the Company; provided, however, that the term “Affiliate” shall be construed in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A.

     Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Non-qualified Option); a Stock Appreciation Right (“SAR,” including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); or a Performance Award (including a Performance Share Award or a Performance Unit Award).

     Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Agreement may also state such other terms, conditions, and restrictions, including, but not limited to, terms, conditions, and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

     Board or Board of Directors means the Board of Directors of the Company.

     Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s: (i) termination for “cause,” as defined under the Participant’s employment, consulting, or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting, or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his duties for the Company; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

     Change in Control means the first to occur of the following:

     (i) individuals who, on the date of this Agreement, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least half of the Board, provided that any person becoming a director subsequent to such time, whose election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

     (ii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary; (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary; (C) by any underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (D) does not constitute a Change in Control under this paragraph (ii);

     (iii) the consummation of a merger, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) at least 50% of the total voting power of (i) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (ii) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among (and only among) the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination; (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and (C) at least 50% of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Company Board’s approval of the execution of the initial agreement providing for such Business Combination; or

     (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that, if after such acquisition by the Company, such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

     Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

     Committee means (a) with respect to the application of this Plan to Employees, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3 and (ii) an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual or such other applicable stock exchange rule; and (b) with respect to the application of this Plan to non-employee directors, (i) the Board or (ii) a committee or subcommittee (which may differ from the committee or subcommittee established for the grant of Awards to Employees) comprised of two or more non-employee directors, each of whom qualify as a “non-employee director” as defined in Rule 16b-3 and as an “independent director” as defined under Section 303A.02 of the NYSE Listed Company Manual. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations, or other actions of the Committee.

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     Common Stock means the common stock of New York Community Bancorp, Inc., $0.01 par value.

     Company means New York Community Bancorp, Inc., a Delaware corporation, together with any successor thereto.

     Covered Employee shall have the meaning given the term in Section 162(m) of the Code.

     Director means a member of the Board or of the board of directors of an Affiliate.

     Disability shall, except as may be otherwise determined by the Administrator or required or permitted under Code Section 409A, have the meaning given in any employment agreement, consulting agreement, or other similar agreement, if any, to which a Participant is a party; or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

     Effective Date means the effective date of the Plan, as provided in Section 4.

     Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (subject to any requirements imposed under Code Section 409A); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Affiliate for purposes of Treas. Reg. Section 1.421 -1(h) (or any successor provision related thereto).

     Exchange Act means the Securities Exchange Act of 1934, as amended.

     Fair Market Value means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or the New York Stock Exchange; or (b) if not traded on any such national securities exchange or the New York Stock Exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

     Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

     Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

     Independent Contractor means an independent contractor, consultant, or advisor providing services to the Company or an Affiliate.

     Non-employee Director means a Director who is not an Employee of the Company or an Affiliate.

     Non-qualified Option means an Option granted under Section 7 that does not or is not intended to qualify as an incentive stock option under Code Section 422.

     Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Award Agreement.

     Option Period means the term of an Option, as provided in Section 7(d).

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     Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

     Participant means an individual employed by, or providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

     Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

     Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

     Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

     Plan means this New York Community Bancorp, Inc. 2006 Stock Incentive Plan, as it may be hereafter amended and/or restated.

     Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

     Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

     Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

     Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit; (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit; or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Company to deliver shares, cash, or a combination thereof, as applicable, at the end of the Restriction Period, subject to compliance with the terms of the Plan and the terms and conditions established by the Administrator.

     Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement, or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Company, as determined by the Administrator and, where applicable, in accordance with Code Section 409A.

     SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

     Securities Act means the Securities Act of 1933, as amended.

     Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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     Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.

2. PURPOSE

     The purpose of the Plan is to encourage and enable selected Employees, Directors, and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock of the Company and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth, and shareholder value of the Company. This purpose will be carried out through the granting of Awards to selected Employees, Independent Contractors, and Directors, including the granting to selected Participants of Options in the form of Incentive Stock Options and Non-qualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; and/or Performance Awards in the form of Performance Shares and Performance Units.

3. ADMINISTRATION OF THE PLAN

     (a) Except as otherwise provided by the Plan, the Plan shall be administered by the Committee. For the purposes of the Plan, the term “Administrator” shall refer to the Committee.

     (b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions, and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend, and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards, and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required under Code Section 409A, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested, or earned shall become exercisable, vested, or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may, in its sole discretion, modify or extend the terms and conditions for exercise, vesting, or earning of an Award. The Administrator may determine that a Participant’s rights, payments, and/or benefits with respect to an Award (including, but not limited to, any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause; violation of policies of the Company or an Affiliate; breach of non-solicitation, noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant; or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including, but not limited to, the establishment of sub-plans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award, or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Company’s certificate of incorporation and bylaws and/or under applicable law.

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     (c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Company the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by applicable laws, rules, and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Company, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code, and other applicable laws, rules, and regulations.

4. EFFECTIVE DATE; TERM

     The Effective Date of the Plan shall be the date of shareholder approval of the Plan. Awards may be granted under the Plan on and after the Effective Date, but not after the date that is the tenth anniversary less one day after the Effective Date. Awards that are outstanding at the end of the Plan term or such earlier termination date as may be established by the Board pursuant to Section 12(a) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5. SHARES OF STOCK SUBJECT TO THE PLAN; AWARD LIMITATIONS

     (a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed nine million (9,000,000). Any shares granted as Awards of Options or SARs shall be counted against this number as one share for every one share granted, regardless of the number of shares that may be issued upon exercise of a SAR to be settled in shares. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares, or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

     (b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)	The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed nine million (9,000,000) shares, or such lesser number of shares as may be available under the Plan pursuant to Section 5(a) herein; and

(ii)	No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to the 2006 Plan in excess of one million (1,000,000) shares of common stock in any fiscal year.

     (c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares; (ii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expired, or lapsed for any reason; (iii) any shares surrendered by a Participant or withheld by the Company to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement.; (iv) any shares subject to an Award which shares are repurchased or reacquired by the Company; and (v) Awards that by their terms are settled in cash.

     (d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, or reorganization involving the Company or an Affiliate, or if the Board of Directors of the Company declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination, or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for

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issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6. ELIGIBILITY

     An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

     (a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

     (b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

     (c) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7. OPTIONS.

     (a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Non-qualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Non-qualified Option. An Option may be granted with or without a Related SAR.

     (b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, however, that the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted.

     (c) Date of Grant: An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Non-qualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

     (d) Option Period and Limitations on the Right to Exercise Options:

(i)	The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement, however, except as provided in Section 7(d)(iii)(B) of this Plan, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

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(ii)	An Option may be exercised by giving written notice to the Company in a form acceptable to the Administrator at such place, and subject to such conditions, as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules, and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

	(A)	By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator and otherwise acceptable to the Administrator;

	(B)	By shares of Common Stock withheld upon exercise;

	(C)	By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale proceeds to pay the Option Price;

	(D)	By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

	(E)	By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise.

(iii)	Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee as described in Section 6(a), and has been an Employee continuously since the date the Option was granted, subject to the following:

	(A)	The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant’s Termination Date.

	(B)	Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant’s Termination Date, except that the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all prior to the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement), regardless of the remaining term of the Option Period. Options shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

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	(C)	Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A) if the employment of the Participant is terminated for any reason other than Disability, death, or for “Cause,” his Option may be exercised to the extent exercisable on his Termination Date, except that the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

	(D)	Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for “Cause,” his Option shall lapse and shall no longer be exercisable as of his Termination Date, as determined by the Administrator.

	(E)	Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv)	Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was a Director, but who was not an Employee at the time of grant, may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v)	Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising

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all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

     (e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

     (f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Non-qualified Option.

     (g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Non-qualified Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant’s lifetime only by him, by his guardian or legal representative, or by a transferee in a transfer permitted by this Section 7(g). The designation of a beneficiary in accordance with Section 16(g) does not constitute a transfer.

8. STOCK APPRECIATION RIGHTS

     (a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may, in its sole and absolute discretion, grant SARs to such eligible individuals, in such numbers, upon such terms, and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may, in its discretion, authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the base price of any such assumed or substituted SAR was at least equal to 100% of the fair market value of the underlying stock on the original date of grant and if the terms of such assumed or substituted SAR otherwise comply with Code Section 409A.

     (b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Non-qualified Option) at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time, and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

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     (c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms, and subject to such conditions, as may be determined by the Administrator, subject to the terms of the Plan.

     (d) Exercise of SARs:

(i)	Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)	SARs may be exercised by giving written notice to the Company in a form acceptable to the Administrator at such place, and subject to such terms and conditions, as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)	Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted.

     (e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator, in its discretion, may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or a combination of cash and shares of Common Stock, as determined by the Administrator. Notwithstanding the foregoing, an SAR shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A.

     (f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession; and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 16(g) does not constitute a transfer.

9. RESTRICTED AWARDS

     (a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may, in its sole and absolute discretion, grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length, and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned

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(in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, continued service, or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Disability, death, or any combination of such conditions. Notwithstanding the foregoing, Restricted Awards that vest based solely on continued service or the passage of time shall be subject to a minimum Restriction Period of one year (except in the case of (i) Restricted Awards granted in connection with the recruitment or hiring of a Participant, and/or (ii) Restricted Awards granted pursuant to any incentive compensation or bonus program established by the Company). In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards.

     (b) Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

     (c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

     (d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights, or other rights as a stockholder with respect to shares subject to a Restricted Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for shares of Common Stock subject to a Restricted Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Award and to require the Participant to deliver to the Company a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

     (e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with Section 16(g) does not constitute a transfer.

10. PERFORMANCE AWARDS

     (a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may, in its discretion, grant Performance Awards to such eligible individuals subject to one or more of the performance measures set forth in this Plan. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period, and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length, and starting date of the period during which a

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Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, specified performance objectives, continued service, or employment for a certain period of time, or a combination of such conditions.

     (b) Performance Measures: The Administrator may grant Performance Awards to Covered Officers based upon the attainment of performance targets related to one or more performance measures selected by the Administrator from among the measures specified below. For the purposes of this Section 10, performance measures shall be limited to one or more of the following Company or Subsidiary financial performance measures:

(i)	Basic earnings per common share,
(ii)	Basic cash earnings per common share,
(iii)	Diluted earnings per common share,
(iv)	Diluted cash earnings per common share,
(v)	Net income,
(vi)	Cash earnings,
(vii)	Net interest income,
(viii)	Non-interest income,
(ix)	Operating expenses to average assets ratio,
(x)	Cash operating expenses to average assets ratio,
(xi)	Efficiency ratio,
(xii)	Cash efficiency ratio,
(xiii)	Return on average assets,
(xiv)	Cash return on average assets,
(xv)	Return on average stockholders’ equity,
(xvi)	Cash return on average stockholders’ equity,
(xvii)	Return on average tangible stockholders’ equity,
(xviii)	Cash return on average tangible stockholders’ equity,
(xix)	Operating earnings,
(xx)	Operating efficiency ratio,
(xxi)	Interest rate spread,
(xxii)	Loan production volume,
(xxiii)	Non-performing loans,
(xxiv)	Cash flow,
(xxv)	Strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management,
(xxvi)	Any combination of the foregoing.

     Each measure may be expressed on an absolute and/or relative basis, may be based on, or otherwise employ, comparisons based on internal targets, the past performance of the Company or any Subsidiary, and/or the past or current performance of other companies, and, in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity, and/or shares of Common Stock outstanding, or to assets or net assets.

     (c) Earning of Performance Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, the Administrator shall have sole authority to determine whether, and to what degree, Performance Awards have been earned and are payable, and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

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     (d) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments upon such terms as may be established by the Administrator.

     (e) Forfeiture of Performance Awards: Unless the Administrator determines otherwise (subject to any restrictions imposed under Code Section 409A), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

     (f) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge, or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with Section 16(g) does not constitute a transfer.

11. NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT OR SERVICE

     Neither the Plan, the grant of an Award, nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Company or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time.

12. AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment and Termination of Plan: The Plan may be amended, altered, and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule, or regulation; and (ii) except for adjustments made pursuant to Section 5(d), the Option Price for any outstanding Option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding Option or SAR be surrendered to the Company as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, without stockholder approval of any such action.

     (b) Amendment of Awards: The Administrator may amend, alter, or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

     (c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 12(a) and Section 12(b) herein, the following provisions shall apply:

(i)	The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules, or regulations (including but not limited to Code Section 409A, Code Section 422, and federal securities laws).

(ii)	The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in accounting

14

principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, or necessary or appropriate to comply with applicable accounting principles.

13. RESTRICTIONS ON AWARDS AND SHARES

     The Company may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including, without limitation, restrictions under the federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules, and regulations (including, but not limited to, the requirements of the Securities Act). The Company may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

14. CHANGE IN CONTROL

     Except as otherwise provided by the Administrator in connection with the grant of an Award, in the event of a Change in Control of the Company, the unvested portion of all outstanding Awards granted under the Plan shall automatically become fully vested and exercisable and all restrictions on all outstanding Awards granted under the Plan shall immediately lapse and, if so provided in a Participant’s Award Agreement, all Options shall remain exercisable through the expiration of the Option Period without regard to the Participant’s employment or service status. The Administrator shall have discretion to determine that acceleration or any other effect of a Change in Control on an Award shall be subject to both the occurrence of a Change in Control event and termination of employment or service of the Participant. Any such determination of the Administrator shall be stated in an individual Award Agreement.

15. COMPLIANCE WITH CODE SECTION 409A

     Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions, or conditions be included in the Plan or any Award, then such terms, provisions, and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator, nor its or their designees or agents shall be liable to any Participant or other person for actions, decisionsm or determinations made in good faith.

16. GENERAL PROVISIONS

     (a) Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees, or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Awards, a

15

certificate for any shares of Common Stock issuable pursuant to a Restricted Award or Performance Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned. In no event will the issuance of certificates pursuant to the exercise of Options, settlement of SARs in shares of Common Stock, vesting of Restricted Awards, or vesting of other Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A unless such deferral is in compliance with Code Section 409A.

     (b) Withholding: The Company shall withhold all required local, state, federal, foreign, and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any recipient of an Award to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, or other income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

     (c) Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.

     (d) Code Section 162(m) Performance-Based Compensation. To the extent to which Section 162(m) of the Code is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations, and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

     (e) Unfunded Plan; No Effect on Other Plans:

(i)	The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in, or title to, any assets, funds, or property of the Company or any Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

16

(ii)	The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance, or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)	The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

     (f) Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

     (g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

     (h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

     (i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     (j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     (k) Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

     (l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Company that is or becomes due and payable.

     (m) Effect of Changes in Status: Unless otherwise provided in an Award Agreement, determined by the Administrator or required by Code Section 409A, an Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be in the employ of, or in service to, the Company or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code Section 409A, at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

17

     (n) Fractional Shares: Except as otherwise provided by the Plan or the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded under general rounding principles to the nearest whole share (except where rounding down is required in order to preserve intended tax treatment or otherwise required by applicable law, rule or regulation), (ii) no fractional shares shall be issued, and (iii) no consideration shall be paid for any such fractional shares.

18

NEW YORK COMMUNITY BANCORP, INC.
615 Merrick Avenue
Westbury, NY 11590

Name
Street
City, State Zip

May 12, 2006

Dear Retiree:

On Wednesday, June 7, 2006, New York Community Bancorp, Inc. (the “Company” or “NYCB”) will hold its Annual Meeting of Shareholders. In connection with this meeting, five proposals are being presented to our shareholders for a vote.

As a participant in one or more of the stock-related plans (“Stock Plans”) maintained by the Company or New York Community Bank listed at the end of this letter, you are entitled to provide instructions as to how you would like the trustees for the Stock Plans to vote the shares of NYCB common stock credited to your Stock Plan account(s).

The respective trustees will vote those shares of NYCB common stock held in your Stock Plan account(s) in accordance with your timely instructions. Shares that are held in your Stock Plan account(s) but for which no voting instructions are provided, or for which timely instructions are not received, will be voted proportionately to voting instructions received from other Plan participants. Furthermore, in the case of shares held in the NYCB Employee Stock Ownership Plan (“ESOP”), all unallocated shares held in the ESOP Trusts will be voted proportionately to voting instructions that are provided on the allocated shares, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

To provide your voting instructions, please complete the Voting Instruction Form, and return it by Friday, May 26, 2006, to Joanne Strucker, First Vice President, Human Resources, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, NY 11590. For your convenience, an envelope marked “Confidential” is enclosed.

In addition to the Voting Instruction Form, we are providing you with a Notice of Annual Meeting and Proxy Statement dated May 12, 2006. On or about April 28, 2006 we provided you with a copy of the Company’s 2005 Annual Report to Shareholders.

Please note that if you or your family holds shares of NYCB common stock outside of the Stock Plans, you can expect to receive a separate proxy card and mailing. This letter and Voting Authorization Form pertain only to those shares held through the Stock Plans.

Should you have any questions, please contact the Human Resources Department at 516-683-4422.

Sincerely yours,

THE BOARD OF DIRECTORS

This letter and Voting Instruction Form are being sent to participants in the following plans: the NYCB ESOP; and the NYCB Employee Savings Plan; and the LICB 401(k) Plan.

NEW YORK COMMUNITY BANCORP, INC.
615 Merrick Avenue
Westbury, NY 11590

Name
Street
City, State Zip

May 12, 2006

Dear Plan Participant:

On Wednesday, June 7, 2006, New York Community Bancorp, Inc. (the “Company” or “NYCB”) will hold its Annual Meeting of Shareholders. In connection with this meeting, five proposals are being presented to our shareholders for a vote.

As a participant in one or more of the stock-related plans (“Stock Plans”) listed at the end of this letter, you are entitled to provide instructions as to how you would like the trustees for the Stock Plans to vote the shares of NYCB common stock credited to your Stock Plan account(s).

The respective trustees will vote the shares of NYCB common stock held in your Stock Plan account(s) in accordance with your timely instructions. Shares that are held in your Stock Plan account(s) for which no voting instructions are provided, or for which timely instructions are not received, will be voted proportionately to voting instructions that are received from other Plan participants. Furthermore, in the case of shares held in the NYCB Employee Stock Ownership Plan (“ESOP”), all unallocated shares held in the ESOP Trusts will be voted proportionately to voting instructions that are provided on the allocated shares, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

To provide your voting instructions, please complete the Voting Instruction Form, and return it by Friday, May 26, 2006, to Joanne Strucker, First Vice President, Human Resources, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, NY 11590. For your convenience, an envelope marked “Confidential” is enclosed.

In addition, please note that if you or your family holds shares of NYCB common stock outside of the Stock Plans, you can expect to receive a proxy card for those shares in a separate mailing.

In connection with the Annual Meeting, the Company has published the 2006 Notice of Annual Meeting and Proxy Statement, which will provide you with information on the Company and the proposals that will be presented at the Annual Meeting on June 7th. The Company also has issued its 2005 Annual Report to Shareholders. Please review these documents prior to completing your Voting Instruction Form. For your convenience you can obtain these documents by visiting our web site, www.myNYCB.com, and by following these simple instructions:

     1.     Click on “Investor Relations”
     2.     Click on “Documents”
     3.     Click on “Latest Annual Report”
     4.     Go back to “Documents”
     5.     Click on “Latest Proxy Statement”

If you prefer to receive a hard copy of the 2005 Annual Report to Shareholders or the 2006 Notice of Annual Meeting and Proxy Statement, please contact the Human Resources Department at 516-683-4422. A supply of these Annual Meeting documents is also available at every branch.

Sincerely yours,

THE BOARD OF DIRECTORS

 This letter and Voting Instruction Form are being sent to participants in the following plans: the NYCB ESOP; the NYCB Employee Savings Plan; and the LICB 401(k) Plan.

[ATTACH
  LABEL]

VOTING INSTRUCTION FORM

I, the undersigned, understand that the Stock Plan Trustees are the holders of record and custodians of all shares of New York Community Bancorp, Inc. (the “Company”) common stock credited to my accounts under the Stock Plans in which I am a participant. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on June 7, 2006 or at any adjournments thereof.

Accordingly, the Stock Plan Trustees are to vote all shares credited to me as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary).

Nominees:	Maureen E. Clancy, Robert S. Farrell, Joseph R. Ficalora, Michael F.
Manzulli, and James J. O’Donovan

FOR	VOTE WITHHELD

     INSTRUCTION: To withhold your vote for any individual nominee, write that nominee’s name on this line: ____________________________.

2.	The ratification of the appointment of KPMG LLP as independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2006.

FOR	AGAINST	ABSTAIN

3.	Approval of the New York Community Bancorp, Inc. Management Incentive Compensation Plan.

FOR	AGAINST	ABSTAIN

4.	Approval of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN

5.	Consideration of a shareholder proposal, if properly presented at the Annual Meeting, regarding election of all Directors on an annual basis, which proposal is opposed by the Board of Directors.

FOR	AGAINST	ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, & 4 AND “AGAINST” PROPOSAL 5.

The Trustees are hereby authorized to vote any shares attributable to me in their capacities as indicated.

Print your name on this line	Your signature

Date

Please date, sign, and return this form in the envelope provided by no later than Friday, May 26, 2006, to: Joanne Strucker, First Vice President, Human Resources, New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, New York 11590.

NEW YORK COMMUNITY BANCORP, INC.
C/O MELLON INVESTOR SERVICES, LLC
480 WASHINGTON BOULEVARD
JERSEY CITY, NEW JERSEY 07310

THREE WAYS TO VOTE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 6, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 6, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to New York Community Bancorp, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET, OR MAIL, WILL BE THE VOTE COUNTED.

Your Vote is Important!

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	NYCMB1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NEW YORK COMMUNITY BANCORP, INC.
The Board of Directors recommends that you vote "FOR" the election of the nominees listed below.
				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.
Vote On Directors
1.	The election as directors of all nominees listed (except as marked to the contrary).
01) Maureen E. Clancy
	02) Robert S. Farrell			*	*	*
03) Joseph R. Ficalora
04) Michael F. Manzulli
05) James J. O'Donovan

Vote On Proposals							For	Against	Abstain
The Board of Directors recommends that you vote "FOR" proposals 2, 3, and 4.
2.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of New York Community Bancorp, Inc. for the fiscal year ending December 31, 2006.						*	*	*

3.	Approval of the New York Community Bancorp, Inc. Management Incentive Compensation Plan.						*	*	*

4.	Approval of the New York Community Bancorp, Inc. 2006 Stock Incentive Plan.						*	*	*
The Board of Directors recommends that you vote "AGAINST" proposal 5.
5.	Shareholder proposal, if properly presented at the Annual Meeting, regarding election of all Directors on an annual basis.						*	*	*

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Please indicate if you plan to attend this meeting.		*	*
		Yes	No

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

ADMISSION TICKET

NEW YORK COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 7, 2006
10:00 a.m. Eastern Time
Sheraton LaGuardia East Hotel
135-20 39th Avenue
Flushing, New York

You must present this admission ticket in order to gain admittance to the meeting. This ticket admits only the shareholder(s) listed on the reverse side and is not transferable. Each shareholder will be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices, and other electronic devices will not be permitted during the meeting.

‚FOLD AND DETACH HERE‚	‚FOLD AND DETACH HERE‚

REVOCABLE PROXY
NEW YORK COMMUNITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
June 7, 2006
10:00 a.m. Eastern Time

The undersigned hereby appoints the Proxy Committee of the Board of Directors of New York Community Bancorp, Inc. (the “Company”), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on June 7, 2006 at 10:00 a.m. Eastern Time, at the Sheraton LaGuardia East Hotel, 135-20 39th Avenue, Flushing, New York, and at any and all adjournments thereof as set forth on the reverse side.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE OVER THE INTERNET OR BY TELEPHONE

(Continued, and to be marked, dated, and signed, on the other side)